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Exhibit 10.18

Office Lease

        1.    Term.    THIS LEASE, dated July 14, 2003, is between Homburg Realty Services (US) Inc., agent for owner, a corporation organized under the laws of the State of Colorado hereinafter called the Landlord, and Colorado School of Professional Psychology, hereinafter called the Tenant. The Landlord does hereby demise and lease unto the Tenant the Premises known and described as 555 East Pikes Peak Avenue, Suite 150, consisting of 10,477 square feet, in the City of Colorado Springs, State of Colorado, for the term of ten (10) years eight (8) months beginning on *8/1/03, and ending on 3/31/14 unless the term hereof shall be sooner terminated as hereinafter provided.

*
See Additional Provision #10.

        2.    Rent.    IN CONSIDERATION of the rent and the performance of the covenants and provisions herein, the Tenant agrees to pay to the Landlord as base rent for the full term aforesaid, the total sum of [***] payable as follows:

Terms	Rate per sq ft gross	Monthly Rent	Annual Rent
**08/01/03 to 12/31/03	[***]	[***]	[***]
01/01/04 to 03/31/04	[***]	[***]	[***]
04/01/04 to 03/31/05	[***]	[***]	[***]
04/01/05 to 03/31/06	[***]	[***]	[***]
04/01/06 to 03/31/07	[***]	[***]	[***]
04/01/07 to 03/31/08	[***]	[***]	[***]
04/01/08 to 03/31/09	[***]	[***]	[***]
04/01/09 to 03/31/10	[***]	[***]	[***]
04/01/10 to 03/31/11	[***]	[***]	[***]
04/01/11 to 03/31/12	[***]	[***]	[***]
04/01/12 to 03/31/13	[***]	[***]	[***]
04/01/13 to 03/31/14	[***]	[***]	[***]

    **
    See Additional Provisions #10.

which said sums shall be due and payable in advance on the first day of each and every calendar month during said term at the office of the Landlord at 559 East Pikes Peak Avenue, Suite 320, Colorado Springs, CO 80903 or such other location as the Landlord may designate in writing.

        3.    Security Deposit.    The Landlord acknowledges receipt of a security deposit in the amount of $[***].

SERVICES

        4.    (See also Additional Provisions.)    The Landlord agrees, during the period of this Lease:

        To heat and cool the demised Premises during reasonable business hours of customary heating season. (See also Additional Provisions #12.)

        To provide the use of the passenger elevators (if the building is so equipped) at all times during reasonable business hours.

        To provide janitorial services and office waste removal five (5) days per week.

        Landlord will provide snow removal for the common area lots for Tenant's use seven (7) days a week.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        To cause to be supplied, during ordinary business hours, a reasonable amount of electric current for lighting said Premises and public halls and customary office equipment, during the time and in the manner customary in said building. Tenant agrees to use only such electric current as shall be supplied by Landlord for lighting and customary office equipment, and shall pay on demand for use of electric current for any other purpose, or for any waste of electric current. Tenant shall not, without consent of the Landlord, connect any apparatus which might exceed the capacity of the electrical system. Tenant agrees that Landlord shall not be held liable for failure to supply such heating, elevator, or lighting services, or any of them, when such failure is not due to gross negligence on its part, it being understood that Landlord reserves the right to temporarily discontinue such services, of any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements, or whenever, by reason of strikes, lockouts, riots, acts of God, or any other happening, Landlord is unable to furnish such services.

        Tenant agrees that if any payment of rent as herein provided shall remain unpaid for more than twenty (20) calendar days after the same shall become due, Landlord may, without notice to Tenant, discontinue furnishing lighting, heating and janitor services, or any of them, until all arrears of rent shall have first been paid and discharged, and that Landlord shall not be liable for damages, and that such action shall in no way operate to release Tenant from the obligations hereunder.

CHARACTER OF OCCUPANCY

        5.     Tenant agrees that the demised Premises shall be used and occupied only as a Professional Graduate School, in a careful, safe and proper manner, and that it will pay on demand for any damages to the Premises caused by the misuse of same by it, or its agents or employees;

        That it will not use or permit the demised Premises to be used for any purpose prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City or County in which the property is located.

        That it will not use or keep any substances or material in or about the demised Premises which may violate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other tenants of the building;

        That it will not permit any nuisance in the demised Premises.

ALTERATIONS

        6.     Upon reasonable advance notice to Tenant, the Landlord shall have the right at any time to enter the demised Premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable, provided, however, that such entry and activity of Landlord and its agents shall not interfere with Tenant's business, operation, and activities in the Premises.

        Tenant shall make no alterations in or additions to the demised Premises without first obtaining the written consent of Landlord. Tenant shall permit no liens to be attached to the property as a result of any alterations. All additions or improvements made by the Tenant (except only movable office furniture and educational equipment) shall be deemed a part of the real estate and permanent structure thereon and shall remain upon and be surrendered with said Premises as a part thereof at the end of the said term, by lapse of time, or otherwise.

        Tenant acknowledges that this building is in historical conservation easement and that changes may not be made to external portions of the building or grounds without permission from the Historical Preservation Committee of the City of Colorado Springs.

 SUBLETTING

        7.     Tenant agrees that it will not sublet the demised Premises, or any part thereof, nor assign this lease, or any interest therein, without first obtaining the written consent of the Landlord. If a sublet occurs above the existing rate, one-half (1/2) of the difference shall be paid to the Landlord, at the time it is due to Tenant.

          A.    Assignment/Sublet—(Limitations on transfers)

          Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that Landlord is reasonable to withhold its consent in any of these instances:

            1.     The proposed assignee or sublessee is a governmental agency;

            2.     In Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

            3.     In Landlord's reasonable judgment, the character, reputation or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Building;

            4.     Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

            5.     The proposed assignment or sublease will create a vacancy elsewhere in the Building;

            6.     The proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Building;

            7.     Tenant is in default of any obligation of Tenant under this Lease, or Tenant had defaulted under this Lease on three (3) or more occasions during the twelve (12) months preceding the date that Tenant requests consent;

            8.     The assignment or sublease is prohibited by Landlord's lender;

            9.     The proposed assignee or subtenant is a competitor of one of the tenants of the Building;

          B.    Assignment/Sublet Other—Transactions Requiring Landlord's Consent

          These transactions will also require Landlord's prior written consent which may be withheld in the absolute discretion of the Landlord:

            1.     An assignment by operation of law;

            2.     An imposition (whether or not consensual) of a lien; mortgage, or encumbrance upon Tenant's interest in this Lease;

            3.     An assignment, or right to compel an assignment, to a lender or creditor, or a nominee of a creditor or lender, by the Tenant for purpose of assisting the lender or creditor in securing collateral, asset value or diminishing loss when the assignee does not assume all of the duties and obligations of the Tenant under the Lease;

            4.     An arrangement (including without limitation management agreements, concessions, and licensees) that allows the use and occupancy of all or part of the Premises by anyone other than the Tenant;

            5.     A transfer of voting control of Tenant, if Tenant is a corporation; a transfer of more than 50% of the interest in the capital or beneficial ownership of Tenant, if Tenant is a partnership or limited liability company or trust; and conversion of Tenant from a genera partnership to a limited liability partnership.

INSOLVENCY

        8.     Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights here under to the said assignee without the written consent of the Landlord first have been obtained.

        It is further agreed between the parties hereto that if Tenant shall be declared insolvent, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Receiver be appointed for the property of Tenant, whether under the operation of State or Federal statutes, then and in any such case, Landlord may, at its option, terminate this lease and retake possession of said Premises, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of Tenant hereunder.

        In case the Tenant is adjudicated a bankrupt, or proceeds or is proceeded against under any State or Federal laws, for relief of debtors, or in case a receiver is appointed to wind up and liquidate the affairs of the Tenant, the Landlord, at its election, shall have a provable claim in bankruptcy or receivership in an amount equal to at least the sum of the last five monthly payments of the rental provided for herein, which sum is fixed and liquidated by the parties hereto as the minimum amount of the damages sustained by the Landlord as a result of the bankruptcy or receivership of the Tenant, and the amount of said damages may be satisfied, at the election of the Landlord, out of any moneys or securities deposited hereunder as security for the payment by the Tenant of the rent herein provided for.

BREACH

        9.     At Landlord's option, it shall be deemed a breach of this lease if Tenant defaults (a) in the payment of the rent or any other monetary obligation herein; or (b) in the performance of any other term or condition of this lease. Landlord may elect to cure such default and any expenses of curing may be added to the rent and shall become immediately due and payable.

        In the event that Landlord elects to declare a breach of this lease, Landlord shall have the obligation to give Tenant ten (10) business days' written notice requiring payment of the rent or compliance with other terms or provisions of the lease, or delivery of the possession of the Premises. In the event any default remains uncorrected after ten (10) business days after receipt of written notice, the Landlord, at Landlord's option, may declare the term ended, repossess the Premises, expel the Tenant and those claiming through or under the Tenant and remove the effects of the Tenant, all without being deemed guilty in trespass or of a forcible entry and detainer and without prejudice to any other remedies to which the Landlord may be entitled. If at any time this lease is terminated under this paragraph, the Tenant agrees to peacefully surrender the Premises to the Landlord immediately upon termination, and if the Tenant remains in possession of the Premises, the Tenant shall be deemed guilty of unlawful detention of the Premises. Landlord shall be entitled to recover from the Tenant all damages by reason of Tenant's default, including but not limited to the cost to recover and repossess the Premises, the expenses of reletting, necessary renovation and alteration expenses, attorneys' fees, commissions, and accelerate as now due all the unpaid rent for the balance of the term of this lease.

 SECURITY DEPOSIT

        10.   The Landlord acknowledges receipt of the aforementioned deposit to be held by the Landlord for the faithful performance of all of the terms, conditions and covenants of this lease. The Landlord may apply the deposit to cure any default under the terms of this lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of this rent reserved hereunder or the performance of other obligations.

PREMISES VACATED DURING TERM OF LEASE

        11.   If the Tenant shall abandon or vacate said Premises before the end of the term of this lease, the Landlord may apply the remedies set forth in paragraph 9 above and/or simultaneously, at its option, enter said Premises, remove any signs of the Tenant therefrom, and re-let the same, or any part thereof, as it may see fit, without thereby voiding or terminating this lease, and for the purpose of such re-letting, the Landlord is authorized to make any repairs, changes, alterations or additions in or to said demised Premises, as may, in the opinion of the Landlord, be necessary or desirable for the purpose of such re-letting, and if a sufficient sum shall not be realized from such re-letting (after payment of all the costs and expenses and the collection of rent accruing therefrom), each month to equal the base monthly rent plus any additional rent agreed to be paid by the Tenant under the provisions of this lease, then the Tenant agrees to pay either such deficiency each month upon demand or, the Tenant agrees that the Landlord, at its option, may accelerate this monthly amount and declare as due and owing, and the Tenant agrees to pay, the accelerated sum of the estimated monthly deficiency for the balance of the term and release the Tenant from further claim thereof.

REMOVAL OF TENANT'S PROPERTY

        12.   If the Tenant shall fail to remove all effects from said Premises upon the abandonment thereof or upon the termination of this lease for any cause whatsoever, the Landlord, at its option, and upon reasonable advance written notice to Tenant, may remove the same in any manner that it shall choose, and store the said effects without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in the Landlord's possession, or the Landlord, at its option, may sell or may apply the reasonable value of said effects, or any of the same, at private sale, or may retain, without legal process, for such prices or values as the Landlord may obtain by sale of appraisal, and apply the proceeds or credit of either sale or retention based on appraisal values to any amounts due under this lease from the Tenant to the Landlord an for all expenses for the removal, storage, appraisal and sale of these effects, rendering the surplus, if any, to the Tenant.

LOSS OR DAMAGE TO TENANT'S PROPERTY

        13.   All personal property of any kind or description whatsoever in the demised Premises shall be at the Tenant's sole risk, and the Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of cotenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatever, except in the case of willful acts or omissions on the part of the Landlord, its agents or contractors.

 LIEN ON TENANT'S FURNISHINGS

        14.   The Tenant hereby grants to the Landlord a security interest in the personal property situated on the leased Premises as additional security for the payment of the rent and the performance of Tenant's obligations hereunder. The Tenant shall execute such documents as the Landlord may require to perfect the Landlord's security interest in such personal property. Said personal property shall not be removed therefrom without the consent of the Landlord until all rent due or to become due hereunder shall have first been paid and discharged, or any default hereunder by Tenant shall be cured. It is intended by the parties hereto that this instrument shall have the effect of a security agreement upon such personal property, and the Landlord, upon default of the Tenant of the payment of the rent or the terms hereunder, may exercise any rights of a secured party under the Uniform Commercial Code of the State of Colorado including the right to take possession of such personal property and, after notice as required by statute, to sell the same for the best price that can be obtained at public or private sale, and out of the money arising therefrom, pay the amount due the Landlord, and all costs arising from the execution of the provisions hereof, paying the surplus, if any, to the Tenant. If said personal property, or any portion thereof, shall be offered at public auction, the Landlord may become the purchaser thereof.

SURRENDER OF POSSESSION

        15.   The Tenant agrees to deliver up and surrender to the Landlord possession of said Premises at the expiration or termination of this lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, excepting only ordinary wear and tear, or damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the demised Premises or any part thereof), or by act of God, or by insurrection, riot, invasion or commotion, or of military or usurped power.

FIRE CLAUSE

        16.   If the demised Premises or said building, shall be so damaged by fire or other catastrophe as to render said Premises wholly untenatable, and if such damage shall be so great that a competent architect selected by the Landlord, shall certify in writing to the Landlord and the Tenant that said Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within ninety (90) calendar days from the happening thereof, then this lease shall cease and terminate from the date of the occurrence of such damage, and the Tenant thereupon shall surrender to the Landlord said Premises and all interest therein, and the Landlord may reenter and take possession of said Premises and remove the Tenant therefrom. The Tenant shall pay rent, duly apportioned, up to the time of such termination of this lease.

        If, however, the damage shall be such that such an architect so shall certify that said demised Premises can be made tenantable within such number of days from the happening of such damage by fire or other catastrophe, then the Landlord shall repair the damage so done with all reasonable speed, and the rent shall be abated only for the period during which the Tenant shall be deprived of the use of said Premises by reason of such damage and the repair thereof.

        If said demised Premises, without the fault of the Tenant, shall be slightly damaged by fire or other catastrophe but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the injury, shall cause the same to be repaired with reasonable promptness; but in such event, there shall be no abatement of the rent.

        In case the building throughout be so injured or damaged, whether by fire or otherwise (though said demised Premises may not be affected) that the Landlord within sixty (60) calendar days after the happening of such injury, shall decide to reconstruct, rebuild, or raze said building, and shall enter into a legal and binding contract therefor, then upon thirty (30) calendar days' notice in writing to the effect given by the Landlord to the Tenant, this lease shall cease and terminate from the date of the occurrence of said damage, and the Tenant shall pay the rent, properly apportioned, up to such date, and both parties hereto shall be free and discharged of all further obligations hereunder.

        In the event of a condemnation or other taking by any governmental agency, all proceeds shall be paid to the Landlord hereunder, the Tenant waiving all right to any such payments.

INSURANCE

        17.   Tenant shall, at Tenant's expense, obtain and keep in full force, fire and liability insurance in an amount not less than [***], including fire legal liability in amount not less than [***], and name Landlord and its agent as an additional insured. This policy will be on Insurance Services Office, Inc. (ISO) form CG 0001 0196 or an equivalent occurrence basis commercial general liability insurance policy form that is reasonably satisfactory to Landlord. Tenant shall obtain and keep in force Workers' Compensation Insurance. Tenant agrees to obtain and keep in full force, all risk coverage for Tenant's personal property. Tenant shall provide certificates of all Insurance policies to Landlord at all times during the term of this lease.

WAIVER OF SUBROGATION AND HOLD HARMLESS

        18.   Landlord and Tenant each herewith and hereby releases and relieves the other and waives its entire right of recovery against the other for loss or damage arising out of or incident to perils described in standard fire insurance policies and all perils described in the "Extended Coverage" Insurance endorsement approved for use in the State of Colorado, which occurs in, on or about the Premises, unless due to the negligence of either party, their agents, employees or otherwise. Landlord or its agent shall not be liable for, and Tenant agrees to defend and hold Landlord and its agent harmless from, any claim, action and/or judgment for damages to property or injury to persons suffered or alleged to be suffered in, on or about the Premises by any person, firm or corporation, unless caused by Landlord's negligence.

ACCEPTANCE OF PREMISES BY TENANT

        19.   The taking possession of said Premises by the Tenant shall be conclusive evidence as against the Tenant that said Premises were in good and satisfactory condition when possession to the same was taken. Tenant will notify Landlord within ten (10) business days of any hidden or latent condition that affect the use of the premises by Tenant. Landlord will have thirty (30) calendar days address said hidden or latent conditions.

WAIVER

        20.   No waiver of any breach of any one or more of the conditions or covenants of this lease by the Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach hereunder.

AMENDMENT OR MODIFICATION

        21.   The Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this lease.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 PAYMENT AFTER TERMINATION

        22.   No payments of money by the Tenant to the Landlord after the termination of this lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Landlord to the Tenant, shall reinstate, continue or extend the term of this lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting the Landlord possession of said Premises, the Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this lease, and the payment of such sums of money whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

HOLDING AFTER TERMINATION

        23.   It is mutually agreed that if after the expiration of this lease the Tenant shall remain in possession of said Premises without a written agreement as to such holding, then such holding over shall be deemed to be a holding upon a tenancy from month to month at a monthly rental equivalent to the last monthly payment × [***]% provided herein, payable in advance on the same day of each month as above provided; all other terms and conditions of this lease remaining the same.

ENTRY BY LANDLORD

        24.   The Landlord, with 24-hour notice, shall have the right, by its officers or agents, to enter the demised Premises to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time place upon the doors and windows of the Premises the notice "For Rent," which said notice shall not be removed by the Tenant, provided that such access to the Premises shall not interfere with the business, operation, and activities of the Tenant.

UTILITY DEREGULATION

        25.   (a) Landlord Controls Selection. Landlord has advised Tenant the presently City of Colorado Springs is the utility company selected by Landlord to provide electricity service for the Premises. Notwithstanding the foregoing, if permitted by Law, Landlord shall have the right at any time and from time to time during the Lease Term to either contract for service from a different company or companies providing electricity services (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

        (b)   Tenant Shall Give Landlord Access. Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the electric lines, feeders, risers, wiring, and any other machinery within the Premises.

        (c)   Landlord Not Responsible for Interruption of Service. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity of character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 JURISDICTION

        26.   Any action, suit or proceeding relating to, arising out of or in connection with the terms, conditions and covenants of this lease may be brought by Landlord against Tenant in the appropriate courts of El Paso County, Colorado. Tenant now waives any objection to jurisdiction or venue in any proceeding before that court.

RULES AND REGULATIONS

        27.   It is further agreed that the following rules and regulations shall be and are hereby made a part of this lease, and the Tenant agrees that its employees and agents, or any other permitted by the Tenant to occupy or enter said Premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

          (1)   The sidewalks, entries, passages, stairways and elevators shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

          (2)   (a) Furniture, equipment or supplies shall be moved in or out of the building only upon the elevator designated by Landlord (if the building is so equipped) and then only during such hours and in such manner as may be prescribed by the Landlord. (b) No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment, shall be moved into the Premises. (c) Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the building only during such hours and in such manner as shall be prescribed by the Landlord, and the Landlord shall have the right to designate the location of such articles in the space hereby demised.

          (3)   Signs, notices, advertisements, or other inscriptions shall not be placed upon any part of the building without prior approval of the Landlord.

          (4)   The light through the transoms and glass partitions opening into the halls and other parts of the building shall not be obstructed in any way by the Tenant.

          (5)   Restrooms and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of the Tenant, its agents or employees, shall be paid for by the Tenant. No person shall waste water by tying back or wedging the faucets, or in any other manner.

          (6)   No animals shall be allowed in the offices, halls, corridors and elevators in the building, except for service animals assisting the handicapped.

          (7)   Bicycles or other vehicles shall not be permitted in the offices, halls, corridors and elevators in the building, nor shall any obstruction of sidewalks or entrances of the building by such be permitted. Landlord will install an exterior bike rack outside the building for Tenant's use.

          (8)   No person shall disturb the occupants of this or adjoining buildings or Premises by the use of any radio or musical instrument or by the making of loud or improper noises.

          (9)   The Tenant shall not allow anything to be placed on the outside window ledges of the building, nor shall anything be thrown by the Tenant, its agents or employees, out of the windows or doors, or down the courts, elevator shafts, or skylights of the building.

          (10) No additional loc or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the demised Premises and to the restrooms will be furnished by the Landlord. At the termination of this tenancy, the Tenant shall promptly return all such keys to the Landlord.

          (11) No awnings or window coverings shall be attached to the Premises without prior written approval by the Landlord. Tenant shall pay for any damage caused by the Tenant to any window coverings supplied by the Landlord.

          (12) The Tenant, before closing and leaving the demised Premises at any time, shall see that all windows are closed, in order to avoid possible damage from fire, storm or freezing.

          (13) The Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the demised Premises. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the building.

          (14) Any painting or decorating as may be agreed to be done by and at the expense of the Landlord shall be done during regular working hours. Should the Tenant desire such work done on Sundays, holidays or outside of regular working hours, the Tenant shall pay for the extra cost thereof.

          (15) The Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings; partitions or floors of the demised Premises or of the building. Any defacement, damage or injury caused by the Tenant, its agents or employees, shall be paid for by the Tenant.

          (16) The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

          (17) Tenant has been informed and agrees that Owner is attempting to convert this building into either a "non-smoking" or a "smoking only in designated areas" building. Owner may waive this change at any time which is solely at the discretion of the Owner. Tenant is aware and understands that no smoking will be permitted in the space leased by Tenant and agrees to abide by these new rules for the duration of the lease term. Tenant agrees that the current rule which permits smoking in the Premises is not a factor in signing this lease.

Additional Provisions

        1.     Tenant understands and agrees that Landlord will not supply monthly rent statement and accepts responsibility for timely rent payment. Additional rent of [***] per calendar day beginning on the first day of the month shall be paid if base rent is not received by the fifth business day of the month.

        2.     If Tenant chooses to use a space heater in the Premises, Landlord may charge Tenant and Tenant agreed to pay such charges, for additional electrical usage.

        3.     Rent Escalation

          A.    In the event the operating expenses as defined below (hereafter "Operating Expenses") of Landlord relating to the Building, the Land and other improvements on the Land shall, in any calendar year during the term of this Lease, exceed the sum of [***] per rentable square foot, with the total rentable square footage of the building being 39,285 for the purpose of this calculation, Tenant agrees to pay as additional rent Tenant's pro rata share (26.54%) of the excess Operating Expenses. In the case of the calendar year during which the Commencement Date or Completion date occurs, the foregoing calculation shall be made based upon a prorata share (as the balance of the year after the Commencement Date or Completion Date bears to the entire year) of the Operating Expenses for that calendar year. Landlord may, within nine (9) months following the close of any calendar year for which additional rental is due under this paragraph, invoice Tenant for the excess Operating Expenses. The invoice shall include in reasonable detail all computations

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

  of the additional rental, and Tenant agrees to make payment of the additional rental to Landlord within thirty (30) calendar days following receipt of the invoice. In the year in which this Lease terminates, Landlord, in lieu of waiting until the close of the calendar year in order to determine any excess Operating Expenses, has the option to invoice Tenant for Tenant's prorata share of the Operating Expenses based upon the previous year's excess Operating Expenses; Landlord shall invoice Tenant under this option within thirty (30) calendar days prior to the termination of the Lease or at any time thereafter. Landlord may at any time during the term of this Lease increase the monthly rental to an amount which reflects the Tenant's prorata share of the Operating Expenses based upon the previous year's excess Operating Expenses after giving Tenant thirty (30) calendar days' notice. Tenant or its agent shall have the right to review the Landlord's records within thirty (30) calendar days of receipt of notice relevant to the calculation of rent escalation with written notice.

          B.    Operating Expenses include all expense incurred with respect to the maintenance and operation of the Building, the Land and other improvements on the Land, including, but not limited to maintenance and repair costs, electricity, fuel, water, sewer, gas and other utility charges; security, window washing, janitorial services, trash removal, landscaping, pest control, wages and fringe benefits payable to employees of Landlord or Landlord's managing agent whose duties are connected with the operation and maintenance of the Building or other improvements on the Land, amounts paid to management firm to supervise operation of the Building, amounts paid to contractors or subcontractors for work or services performed in connection with the operation of the Building or other improvements on the Land, and all services, suppliers, repairs, replacements or other expenses for maintaining and operating the Building and other improvements on the Land, including common areas and parking area. Operating Expenses also include all real property taxes and all insurance premiums which Landlord is required to pay or deems advisable to pay including public liability insurance, with respect to the Building, the Land and other improvements on the Land. Operating Expenses do not include capital improvements to the Building, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord or depreciation allowance or expense. Tenant shall have thirty (30) calendar days from receipt of invoice to pay any additional rent for excess in operating expenses. Failure to remit funds due within thirty (30) calendar days, as defined, will result in a [***] percent ([***]%) per month penalty due Landlord.

        4.     Tenant Finish Allowance. Landlord will provide Tenant a tenant finish allowance of [***]. Any amount in excess of such tenant finish allowance will be the responsibility of Tenant, to be paid within ten (10) business days of completion of construction by contractor. In addition to providing the above allowance, Landlord agrees that the first three (3) months of rent (for a total of [***]) shall be in lieu of additional tenant finish. Landlord will choose contractor for tenant finish. Construction will be completed in phases and will commence after plans have been approved by Regional Building but in no event sooner than December 1, 2003.

        5.     Parking. Landlord will provide Tenant with 10 reserved and assigned parking spaces for the term of the Lease. The balance of Tenant's parking shall be non-assigned and non-reserved. Tenant represents and agrees that monthly faculty meetings during normal weekday business hours will be restricted to not more than twenty-five (25) attendees. Other than these events, Tenant will have normal and usual visitors. Landlord will permit evening and weekend parking for up to 100 cars during classroom hours.

        6.     Option to Renew. Provided Tenant is current in rent and has never been in default of any of the provisions of the lease, Landlord will grant Tenant a one-time option to renew for an addition five

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

(5) years by giving Landlord one hundred twenty (120) calendar days' written notice prior to the end of the initial lease term. Such renewal rate will be at the then prevailing rate in the building.

        7.     Signage. Tenant will be entitled to a proportionate share of monument signage at the entrance of the facility and will also be given Suite and directional signage for the demised Premises. Tenant will further be allowed to have a small separate backlit sign at the entrance of 555 East Pikes Peak Avenue, subject to Landlord and City approval.

        8.     Letter of Credit. Tenant will provide an irrevocable Letter of Credit for [***] in favor of the Landlord for the term of the Lease. If Tenant has been in good standing and has never been in monetary or non-monetary default, Landlord will grant the Letter of Credit be released at the end of 63 months of occupancy.

        9.     Additional Space. Tenant will give written notice to Landlord as Tenant desires additional space. Should Tenant desire to expend into additional space, it will be under terms and conditions as agreed to by Landlord and Tenant.

        10.   Temporary Space. Tenant will be allowed to move into 559 East Pikes Peak Avenue, Suite 101, for the period of August 1, 2003, to December 31, 2003, at a monthly rate of $2,500.00 per month gross, as stated in Section 2 above, Rent. Rent will commence in the demised area at 555 East Pikes Peak Avenue, Suite 150, on January 1, 2004 and will continue in this space for the term of the Lease.

        Both parties acknowledge that the space being occupied by Tenant in 559 East Pikes Peak is a temporary nature only; however, the terms and conditions of this Lease, with the exception of the gross monthly rent, shall apply, and all other terms shall be in full force and effect.

        11.   Tenant's use of the Premises will be for the training and education of adults in the field of Professional Psychology. Classes for this purpose will be held after 5:30 pm until 9:45 pm weekdays (Monday through Friday); from 8:00 am to 9:309 pm on Saturdays; and from 8:00 am until 5:00 pm on Sundays. In addition to these classes, the Tenant will have normal administrative weekday office hours of 9:00 am to 6:00 pm. Tenant will have a Student Resource Center (Library), which may be open and available for research during office hours or class times. Tenant's possible future opening of the Independent Switzer Counseling Center (or similar enterprise under another name) will be as set forth below.

To accommodate these uses, the Tenant covenants, warrants, and agrees as follows:

          A.    Tenant will faithfully observe and comply with all the rules and regulations of the Premises as may from time to time be implemented by the Landlord.

          B.    Tenant will restrict its regularly scheduled classes to evenings and weekends as set forth above.

          C.    Tenant will not take actions or conduct activities that negatively impact on the legitimate parking needs of other tenants of the complex.

          D.    Tenant acknowledges and agrees that is use of the Premises as a place of instruction is subject to laws, especially building codes, fire and safety requirements, and zoning ordinances. All or any of these legal restrictions may change in the future, or Tenant's uses may trigger restrictions or requirements. Landlord will not be responsible for monitoring the actions of Tenant, however, Landlord may require Tenant to immediately meet, at Tenant's sole cost, any applicable legal restrictions or regulations. Tenant is solely and exclusively responsible for immediately meeting all restrictions or modifications required by any regulatory agencies or bodies. Unless granted additional time by the regulatory agency or body, Tenant will have three (3) days to take and complete all required actions. Tenant shall immediately furnish full and complete copies to Landlord of all communications of any regulatory agency or body. While a regulation or requirement may restrict Tenant's actual or intended use of the Premises, any such regulation, restriction or requirements shall not modify or limit Tenant's rental obligations or other Leasehold obligations.

          E.    Landlord is relying on the intention of Tenant that the Switzer Counseling Center (which is an academic department of the school, not an independent entity) will be space continuous to the academic administrative offices. Clinic space requirements are not to exceed 2,500 square feet.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

  Clinic hours are to be 9:00 a.m. to 9:00 pm., Monday through Saturday, and projected client parking requirements will not exceed ten (10) vehicles per day at any time, with peak use during approximately 4:00 p.m. It is also Tenant's expectation that the Switzer Counseling Center will not be moved into the Railroad Station Office Complex until additional space can be obtained.

        12.   Hours of Operation. Landlord will provide customary heating, cooling, and electrical use from 9:00 am to 9:45 pm Mondays through Friday and from 9:00 a.m. to 9:30 p.m. on Saturdays and 8:00 am to 5:00 pm on Sundays. Tenant will be responsible for any utility use beyond what is standard and customary for professional office use. Heating, cooling, and electricity will be provided for Tenant during evening and weekend hours, but if the utility bills exceed standard historical usage, Tenant will pay a surcharge equal to any excess use beyond its pro rata share of the building. This will be calculated after operating expenses have been determined for calendar year 2004. Tenant will pay the additional utility charge as additional rent, if so required. The student recourse center area, expected to be less than 2,000 square feet, is to be available to Tenants until approximately 9:45 pm each evening. Students will be instructed to turn down the heating and cooling when they are the last to leave the Premises.

NOTICES

        All notices delivered hereunder shall be in writing and shall be deemed duly given upon receipt if either personally delivered, sent by certified mail, return receipt requested, or sent by courier services, addressed to the party to whom notice is to be given as follows:

For Landlord	For Tenant
Homburg Realty Services (US), Inc. President 559 E. Pikes Peak Ave, Suite 320 Colorado Springs, CO 80903	Colorado School of Professional Psychology 555 East Pikes Peak Avenue, Suite 150 Colorado Springs, CO 80903

 QUIET POSSESSION

        The Landlord shall warrant and defend the Tenant in the enjoyment and peaceful possession of the Premises during the term aforesaid. All terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their heirs, personal representatives, successors or assigns. If there are more than one entity or person which are the Tenants under this lease, all covenants and agreements herein to be observed and performed by the Tenant shall be joint and several.

Executed on	July 14, 2003

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris	7/14/03	/s/ Emory G. Cowan, Jr.	7-9-03

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

By:
	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	1710 East Pikes Peak Avenue Colorado Springs, CO 80903

 FIRST LEASE AMENDMENT

        THIS AGREEMENT dated February 19, 2004 is between Homburg Realty Services (US), Inc. (HOMBURG), as agent for owner, and Colorado School of Professional Psychology (SCHOOL)

RECITALS

  A.
  On July 14, 2003, HOMBURG and SCHOOL entered into an Office Lease at 555 E. Pikes Peak for suite #150

  B.
  SCHOOL desires to expand the premises and HOMBURG is agreeable thereto.

  ACCORDINGLY, and in consideration of the mutual covenants contained herein, the parties agree as follows:

        13.   The current suite #120, consisting of 5,253 square feet (hereafter called the EXPANSION), is added to the premises effective June 1, 2004. The lease effective date will not be changed for non-occupancy for any reason by SCHOOL. The parties are aware that suite 120 is currently occupied and agree to adjust the occupancy date to a mutually agreeable occupancy date if the current tenant holds over in the premises. In no event will the occupancy date be later than September 1, 2004.

        14.   The expiration date of the current lease is changed from 3/31/14 to 3/31/15; and the rental rate for the additional year will be [***] per square foot. The lease term of the EXPANSION will run conterminously with the current lease and the rates for the EXPANSION will be the same as the existing lease.

        15.   See attachment A for the total new monthly rent.

    In the event that the lease occupancy date for the EXPANSION is earlier or later than June 1, 2004 the additional payment for the EXPANSION will be adjusted to include no rent for the first three months and the rental payments will begin at the rates and dates as listed in Attachment A.

        16.   The Additional Provisions paragraph 3.A, Tenant's pro rata share is changed from 26.54% to 39.91% to reflect the additional square footage.

        17.   SCHOOL will receive an additional 5 reserved parking spaces for a new total of 15 reserved parking spaces

        18.    Incorporation of Original Lease.    Except as specifically set forth in this First Lease Amendment, the terms of the Original Lease shall govern the parties' respective rights and obligations. In the event of a conflict between the terms of the Original Lease and this First Lease Amendment, this First Lease Amendment shall govern.

Executed on	2-26-04

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris	2-26-04	/s/ Emory G. Cowan, Jr.	2-26-04

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	555 East Pikes Peak Avenue, Suite 150 Colorado Springs, CO 80903

Railroad Station Rent—Lease Calculations

Period Begin	Period End	Number of Months	Rent Rate $/sf/ year		Monthly Rent Homberg		Monthly Rent		Monthly Rent		Combined Monthly Rent		Total Period Rent		Cumulative Total Rent
8/1/03 to	12/31/03	5	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
1/1/04 to	3/31/04	3	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/04 to	5/31/04	2	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
6/1/04 to	6/30/04	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
7/1/04 to	7/31/04	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
8/1/04 to	8/31/04	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
9/1/04 to	9/30/04	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
10/1/04 to	10/31/04	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
11/1/04 to	11/30/04	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
12/1/04 to	3/31/05	4	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/05 to	3/31/06	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/06 to	3/31/07	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/07 to	3/31/08	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/08 to	3/31/09	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/09 to	3/31/10	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/10 to	3/31/11	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/11 to	3/31/12	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/12 to	3/31/13	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/13 to	3/31/14	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/14 to	3/31/15	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
												per original lease			$	[***]
												additional year—1st section			$	[***]
												Additional Section			$	[***]
												Amended Total Rent			$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 SECOND LEASE AMENDMENT

        THIS AGREEMENT dated August 4, 2004 is between Homburg Realty Services (US), Inc. (HOMBURG), as agent for owner, and Colorado School of Professional Psychology (SCHOOL)

RECITALS

  A.
  On July 14, 2003, HOMBURG and SCHOOL entered into an Office Lease at 555 E. Pikes Peak for suite # 150.

  B.
  The lease has been amended by the FIRST LEASE AMENDMENT dated February 19, 2004.

  C.
  SCHOOL desires to expand the premises and HOMBURG is agreeable thereto.

  ACCORDINGLY, and in consideration of the mutual covenants contained herein, the parties agree as follows:

        1.     The current suite # 110, consisting of 3,908 square feet (hereafter called EXPANSION—2), is added to the premises effective July 1, 2004. The lease effective date will not be changed for non-occupancy for any reason by SCHOOL.

        2.     The lease term of the EXPANSION -2 will run conterminously with the current lease and the rates and payment for the EXPANSION will be as noted below:

7/01/04-08/31/04	[***]	[***]
09/01/04-03/31/05	[***]	[***]
04/01/05-03/31/06	[***]	[***]
04/01/06-03/31/07	[***]	[***]
04/01/07-03/31/08	[***]	[***]
04/01/08-03/31/09	[***]	[***]
04/01/09-03/31/10	[***]	[***]
04/01/10-03/31/11	[***]	[***]
04/01/11-03/31/12	[***]	[***]
04/01/12-03/31/13	[***]	[***]
04/01/13-03/31/14	[***]	[***]
04/01/14-03/31/15	[***]	[***]

*
Total rent in force for the lease as of this lease amendment is attached as Exhibit # 1 to this amendment.

        3.     The Additional Provisions paragraph 3.A, Tenant's pro rata share is changed from 39.91% to 49.9% to reflect the additional square footage.

        4.     For purposes of administration and maintenance the various suites that have become part of this lease are hereby named as follows:

Original suite in main entrance	Administration (# 108)
North End of building	Switzer Clinic (# 120)
Former Fred Harvey House	# 110
South End	Faculty Offices
Resource Center	Resource center

  and for postal service and delivery purposes, the suite of the Original Lease is changed from 150 to 108.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        5.    Incorporation of Original Lease.    Except as specifically set forth in this Second Lease Amendment, the terms of the Original Lease and the First Lease Amendment shall govern the parties' respective rights and obligations. In the event of a conflict between the terms of the Original Lease and the First Lease Amendment, and this Second Lease Amendment this Second Lease Amendment shall govern.

Executed on	Aug 5, 2004

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris	8/9/04	/s/ Emory G. Cowan, Jr.	8-5-04

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	555 East Pikes Peak Avenue, Suite # 108 Colorado Springs, CO 80903

Railroad Station Rent—Lease Calculations

Period Begin	Period End	Number of Months	Rent Rate $/sf/year		Monthly Rent Homberg		Monthly Rent 10,427 s.f.		Monthly Rent 5,253 s.f.		Rent Rate $/sf/year 3,908 s.f.		Monthly Rent 3,908 s.f.		Combined Monthly Rent		Total Period Rent		Cumulative Total Rent
8/1/2003 to	12/31/2003	5	$	[***]	$	[***]	$	[***]	$	[***]					$	[***]	$	[***]	$	[***]
1/1/2004 to	3/31/2004	3	$	[***]	$	[***]	$	[***]	$	[***]				[***]	$	[***]	$	[***]	$	[***]
4/1/2004 to	5/31/2004	2	$	[***]	$	[***]	$	[***]	$	[***]				[***]	$	[***]	$	[***]	$	[***]
6/1/2004 to	6/30/2004	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
7/1/2004 to	7/31/2004	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
8/1/2004 to	8/31/2004	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
9/1/2004 to	9/30/2004	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
10/1/2004 to	10/31/2004	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
11/1/2004 to	11/30/2004	1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
12/1/2004 to	3/31/2005	4	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2005 to	3/31/2006	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2006 to	3/31/2007	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2007 to	3/31/2008	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2008 to	3/31/2009	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2009 to	3/31/2010	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2010 to	3/31/2011	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2011 to	3/31/2012	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2012 to	3/31/2013	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2013 to	3/31/2014	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
4/1/2014 to	3/31/2015	12	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
																	$	[***]
				after rounding				[***]		per original lease					$	[***]
										additional year—1st section					$	[***]
										Additional Section					$	[***]
																[***]
										Amended Total Rent					$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 THIRD LEASE AMENDMENT

        THIS AGREEMENT dated January 15, 2005 is between Homburg Realty Services (US), Inc. (HOMBURG), as agent for owner, and Colorado School of Professional Psychology (SCHOOL)

RECITALS

  A.
  On July 14, 2003, HOMBURG and SCHOOL entered into an Office Lease at 555 E. Pikes Peak for suite # 150.

  B.
  The lease has been amended by the FIRST LEASE AMENDMENT dated February 19,2004 and by the SECOND LEASE AMENDMENT dated August 4, 2004.

  C.
  SCHOOL desires to expand the premises and HOMBURG is agreeable thereto.

  ACCORDINGLY, and in consideration of the mutual covenants contained herein, the parties agree as follows:

        1.     The current suite # 104, consisting of approximately 1,663 square feet (hereafter called EXPANSION—3), is added to the premises effective February 1, 2006. The total square footage of the premises Is now approximately 21,251.

        2.     The lease term of the EXPANSION -3 will run conterminously with the current lease and the rates and payment for the EXPANSION will be as noted below:

02/01/06-03/31/06	[***]	$	[***]
04/01/06-03/31/07	[***]	$	[***]
04/01/07-03/31/08	[***]	$	[***]
04/01/08-03/31/09	[***]	$	[***]
04/01/09-03/31/10	[***]	$	[***]
04/01/10-03/31/11	[***]	$	[***]
04/01/11-03/31/12	[***]	$	[***]
04/01/12-03/31/13	[***]	$	[***]
04/01/13-03/31/14	[***]	$	[***]
04/01/14-03/31/15	[***]	$	[***]

*
Total rent in force for the lease including this lease amendment is attached as Exhibit # 1 to this amendment.

        3.     The Additional Provisions paragraph 3.A, Tenant's pro rata share is changed from 49.9% to 54.1% to reflect the additional square footage.

        4.     For purposes of communication, administration and maintenance the various suites that have become a part of this lease are hereby named as follows:

Original suite in main entrance	Administration (# 108)
North End of building	Switzer Clinic (# 120)
Former Fred Harvey House	Auditorium # 110
South End	Faculty Offices
Resource Center	Resource center
Suite 104	Classroom (#104)

        5.    Incorporation of Original Lease.    Except as specifically set forth in this Third Lease Amendment, the terms of the Original Lease and the First and Second Lease Amendments shall govern the parties' respective rights and obligations. In the event of a conflict between the terms of the

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Original Lease and the First Lease and Second Amendment, and this Third Lease Amendment this Third Lease Amendment shall govern.

Executed on	1-18-06

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris	1-18-06	/s/ Emory G. Cowan, Jr.	1-18-06

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	555 East Pikes Peak Avenue, Suite # 108 Colorado Springs, CO 80903

 EXHIBIT # 1

Period begin	Period end	Total monthly rent
2/1/06	3/31/06	$	[***]
4/1/06	3/31/07	$	[***]
4/1/07	3/31/08	$	[***]
4/1/08	3/31/09	$	[***]
4/1/09	3/31/10	$	[***]
4/1/10	3/31/11	$	[***]
4/1/11	3/31/12	$	[***]
4/1/12	3/31/13	$	[***]
4/1/13	3/31/14	$	[***]
4/1/14	3/31/15	$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 FOURTH LEASE AMENDMENT

        THIS AGREEMENT dated June 27, 2005 is between Homburg Realty Services (US), Inc. (HOMBURG), as agent for owner, and Colorado School of Professional Psychology (SCHOOL)

RECITALS

  A.
  On July 14, 2003, HOMBURG and SCHOOL entered into an Office Lease at 555 E. Pikes Peak for suite # 150.

  B.
  The lease has been amended by the FIRST LEASE AMENDMENT dated February 19, 2004 and by the SECOND LEASE AMENDMENT dated August 4, 2004, and by the THIRD LEASE AMENDMENT dated January 15, 2005.

  C.
  SCHOOL desires to expand the premises and HOMBURG is agreeable thereto.

  ACCORDINGLY, and in consideration of the mutual covenants contained herein, the parties agree as follows:

        1.     Suite # 101, 559 E. Pikes Peak Avenue, Colorado Springs CO 80903 consisting of approximately 3,750 square feet (hereafter called EXPANSION—4), is added to the premises effective July 1, 2006. The total square footage of the premises is now approximately 25,001.

        2.     The lease term of the EXPANSION—4 will run conterminously with the current lease and the rates and payment for the EXPANSION will be as noted below:

Period	Rate/ft2	Total monthly rent
07/01/06-08/31/06	[***]
09/01/06-02/28/07	[***]	$	[***]
03/01/07-03/31/08	[***]	$	[***]
04/01/08-03/31/09	[***]	$	[***]
04/01/09-03/31/10	[***]	$	[***]
04/01/10-03/31/11	[***]	$	[***]
04/01/11-03/31/12	[***]	$	[***]
04/01/12-03/31/13	[***]	$	[***]
04/01/13-03/31/14	[***]	$	[***]
04/01/14-03/31/15	[***]	$	[***]

*
Total rent in force for the lease including this lease amendment is attached as Exhibit # 1 to this amendment.

        3.     The existing Additional Provisions paragraph 3.A, Tenant's pro rata share is 54.1%. However, the premises for EXPANSION -4 is in another building; all provisions of the existing paragraph apply to EXPANSION—4 except the following changes as noted below:

Square footage of the building	31,515
Tenant's prorate share	11.9%
Operating Expense Base	[***] / sq. ft

        4.     Paragraph 3B of the Additional Provisions section of the Original Leases deleted in it's entirety and replaced by the following paragraph:

B.
Operating Expenses include all expenses incurred with respect to the maintenance and operation of the Building, the Land and other improvements on the Land, including , but not limited to maintenance and repair costs, electricity, fuel, water, sewer, gas and other utility charges; security, window washing, janitorial services, trash removal, landscaping, pest control, wages and fringe

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

  benefits payable to employees of Lessor or Lessor's managing agent whose duties are connected with the operation and maintenance of the Building or other improvements on the Land, amounts paid to management firm to supervise operation of the Building, amounts paid to contractors or subcontractors for work or services performed in connection with the operation of the Building or other improvements on the Land, and ail services, supplies, repairs, replacements or other expenses for maintaining and operating the Building and other improvements on the Land, including common areas and parking area. Operating Expenses also include all real property taxes and all insurance premiums which Lessor is required to pay or deems advisable to pay including public liability insurance, with respect to the Building, the Land and other improvements of the Land. Operating Expenses include amortization of the cost of improvements or equipment which are capital in nature and which (i) are for the purpose of reducing Operating Costs for the Project, up to the amount saved as a result of the installation thereof, as reasonably estimated by Landlord, or (ii) are required by any governmental authority, or (iii) replace any Building equipment needed to operate the Project at the same quality levels as prior to the replacement. All such costs, including interest thereon, shall be amortized on a straight-line basis over the useful life of the capital investment items, as reasonably determined by Landlord. Operating Expenses do not include capital improvements to the Building, except for those items set forth above, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty, income and franchise taxes of Lessor, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Lessor or depreciation allowance or expense. Tenant shall have thirty (30) days from receipt of invoice to pay any additional rent for excess in operating expenses. Failure to remit funds due within thirty (30) days, as defined, will result in a five percent (5%) per month penalty due Landlord.

        5.    Subordination, Attornment, and Non-Disturbance.

  A.
  Subordination.    The Lease and Tenant's rights under this Lease are subject and subordinate to any first mortgage or first deed of trust, together with any renewals, extensions, modifications, consolidations, and replacements of them (each a "Superior Lien") that now or at any subsequent time affects the Premises or any interest of Landlord in the Premises or Landlord's interest in this Lease arid the estate created by this Lease. This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, documents (such as the attached Tenant's Estoppel Certificate) requested by Landlord, any ground landlord or underlying Lessor, any mortgagee, or any holder of a deed of trust or other instrument described in this paragraph (a), to confirm or effect the subordination and the status of this Lease. If Tenant does not execute, acknowledge, and deliver any of those documents within twenty (20) days after written demand, Landlord, its successors and assigns will be entitled to execute, acknowledge, and deliver those documents, including the Tenant's Estoppel Certificate, on behalf of Tenant as Tenant's attorney in-fact. Tenant constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver those documents and this model Tenant's Estoppel Certificate on behalf of Tenant

  B.
  Attornment.    If the holder of any mortgage, indenture, deed of trust, or other similar instrument described in paragraph (a) succeeds to Landlord's interest in the Premises, Tenant will pay to it all Rents and Additional Rent subsequently payable under this Lease. Tenant will, upon request of any one succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, the successor without change in the Lease. The successor will not be bound by (i) any payment of Rent for more than one month in advance, or (ii) any amendment or modification of this Lease made without its written consent, or (iii) any claim against Landlord arising prior to the date that the successor succeeded to Landlord's interest, or (iv) any claim or offset of Rent against Landlord. Upon request by the successor and without cost to Landlord or the successor, Tenant will execute, acknowledge and deliver documents confirming the attornment. The document of attornment will also provide that the successor will not disturb Tenant in its use of the Premises in accordance with this Lease. If Tenant fails or refuses to execute, acknowledge, and deliver those documents within twenty (20) days after written demand, the successor will be entitled to execute, acknowledge, and deliver those documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant constitutes and irrevocably appoints the successor as Tenant's attorney-in-fact to execute, acknowledge, and deliver those documents on behalf of tenant.

  C.
  Non-Disturbance Commitment.    As a condition to the effectiveness of the subordination and attornment in this paragraph, Landlord will obtain a reasonably acceptable non-disturbance agreement from the holder of the Superior Lien. The non-disturbance agreement will provide that Tenant will not be disturbed by the holder of the Superior Lien so long as Tenant is in compliance with the terms of this Lease.

        6.    Insurance.    Tenant shall, at Tenant's expense, obtain and keep in full force, fire and liability insurance in an amount not less than [***], including fire legal liability in amount not less than [***] and name Landlord and it's agent as an additional insured. This policy will be on Insurance Services Office, Inc. (ISO) form CG 0001 0196 or an equivalent occurrence basis commercial general liability insurance policy form that is reasonably satisfactory to Landlord. Tenant shall obtain and keep in force Workers' Compensation insurance. Tenant agrees to obtain and keep in full force, all risk coverage for Tenant's personal property, and business interruption insurance for loss of Tenant's business income. Tenant shall provide certificates of all insurance policies to Landlord at all times during the term of this lease.

          7.     Paragraph 6 of the Additional Provisions (Option to Renew) section of the Original Lease is deleted in it's entirety and replaced by the following Paragraph:

  Provided Tenant is current in rent and has never been in default of any of the provisions of the Lease and it's Amendments, Landlord will grant Tenant a one-time option to renew for an additional five (5) years by giving Landlord one hundred twenty (120) calendar days written notice prior to the end of the current lease term (which is March 31, 2015). Such renewal rate will be at the then prevailing market rate in the building.

        8.    Incorporation of Original Lease.    Except as specifically set forth in this Fourth Lease Amendment, the terms of the Original Lease and the First, Second and Third Lease Amendments shall govern the parties' respective rights and obligations. In the event of a conflict between the terms of the Original Lease and the First, Second and Third Lease Amendment, and this Fourth Lease Amendment, this Fourth Lease Amendment shall govern.

Executed on	7-5-06

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris	7/5/06	/s/ Emory G. Cowan, Jr.	7-5-06

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	555 East Pikes Peak Avenue, Suite # 108 Colorado Springs, CO 80903

 EXHIBIT # 1 to Fourth Lease Amendment

Period begin	Period end	Total monthly rent
7/1/06	8/31/06	$	[***]
9/1/06	2/28/07	$	[***]
3/1/07	3/31/07	$	[***]
4/1/07	3/31/08	$	[***]
4/1/08	3/31/09	$	[***]
4/1/09	3/31/10	$	[***]
4/1/10	3/31/11	$	[***]
4/1/11	3/31/12	$	[***]
4/1/12	3/31/13	$	[***]
4/1/13	3/31/14	$	[***]
4/1/14	3/31/15	$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 FIFTH LEASE AMENDMENT

        THIS AGREEMENT dated March 7, 2007 is between Homburg Realty Services (US), Inc. (HOMBURG), as agent for owner, and Colorado School of Professional Psychology (SCHOOL).

RECITALS

A.
On July 14, 2003, HOMBURG and SCHOOL entered into an Office Lease at 555 E. Pikes Peak for suite # 150.

B.
The lease has been amended by the FIRST LEASE AMENDMENT dated February 19, 2004, and by the SECOND LEASE AMENDMENT dated August 4, 2004, and by the THIRD LEASE AMENDMENT dated January 15,2005, and by the FOURTH LEASE AMENDMENT dated June 27, 2005.

C.
SCHOOL desires to expand the premises and HOMBURG is agreeable thereto.

  ACCORDINGLY, and in consideration of the mutual covenants contained herein, the parties agree as follows:

        1.     Suite # 301, 559 E. Pikes Peak Avenue, Colorado Springs CO 80903, consisting of approximately 3,500 square feet (hereafter called EXPANSION—5), is added to the premises effective March 1, 2007. The total square footage of the premises is now approximately 28,823. This figure includes premises in 555 and 559 E. Pikes Peak Avenue.

        2.     The lease term of the EXPANSION—5 will run conterminously with the current lease and the rates and payment for the EXPANSION will be as noted below:

Period	Rate/ft2	Total monthly rent
03/01/07-09/30/07	[***]	[***]
10/01/07-12/31/07	$[***]	$[***]
01/01/08-03/31/08	$[***]	$[***]
04/01/08-03/31/09	$[***]	$[***]
04/01/09-03/31/10	$[***]	$[***]
04/01/10-03/31/11	$[***]	$[***]
04/01/11-03/31/12	$[***]	$[***]
04/01/12-03/31/13	$[***]	$[***]
04/01/13-03/31/14	$[***]	$[***]
04/01/14-03/31/15	$[***]	$[***]

*
Total rent in force for the lease including this lease amendment is attached as Exhibit #1 to this amendment.

        3.     The existing Additional Provisions paragraph 3.A, for the square footage of Suite 101 and 301 located in 559 E. Pikes Peak is changed as follows:

Square footage of the building	31,515
School's pro rata share	23.01%
Operating Expense Base	[***] / sq. ft

        4.     Paragraph 11 E of additional provisions of the original lease is hereby deleted in its entirety.

        5.     Paragraph 11 of Additional Provisions of the original lease limits the use of the premises to certain hours of operation by SCHOOL. The intent of this paragraph was to control the parking by SCHOOL and its students so that necessary parking is available for other tenants in the buildings. The premises has expanded through existing Lease Amendments and the reserved parking spaces allocated

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

has increased. The current reserved parking spaces is a total of 24. These spaces are currently assigned to SCHOOL verbally and through maps and lease amendments. HOMBURG reserves the right to reassign parking spaces, but in no event will the spaces be less than 24. Any addition or deletion of square footage to the premises may change this number.

        6.     In addition, SCHOOL desires to expand the classroom schedule to include daytime. classes. Toward that end, Paragraph 11 B of Additional Provisions of the Original Lease is deleted in its entirety. HOMBURG agrees that SCHOOL may have use of the premises for daytime classes. Parking of all daytime students using the premises for any reason whatsoever during the hours of 8:00 am to 5:00 pm Monday through Friday is limited to the 2 parking lots on Oak Street located southwesterly from the Railroad Station. In addition, Parking is strictly limited to no more that 30 vehicles in the two lots described above. If the needs of SCHOOL exceeds 30 vehicles at any one time, SCHOOL agrees to secure additional parking off site from the Homburg facilities. If HOMBURG is able, HOMBURG agrees to help SCHOOL locate other parking or, if possible, at the sole discretion of HOMBURG, increase the use of the parking spaces located in the HOMBURG lots.

        7.     As SCHOOL has increased the size of the premises and the use of the parking lot, SCHOOL has implemented a system to control and identify the vehicles used by its staff and students. SCHOOL agrees to continue this system or to implement another system and to keep all information up-to-date to insure that the use of parking is controlled. The decision by HOMBURG to amend the lease to allow daytime classes is based on SCHOOL'S assurance that the system will diligently controlled and monitored.

        8.     In order to effectively communicate regarding that portion of the premises located in 559 E. Pikes Peak, the following designation will be used:

Suite 101	Medical Psychology
Suite 301	Business Office

        9.     SCHOOL agrees to reimburse HOMBURG for the costs of all signs for Suite 301 and for changes to any signs for Suite 101, if any.

        10.    Incorporation of Original Lease.    Except as specifically set forth in this Fifth Lease Amendment, the terms of the Original Lease and the First, Second, Third and Fourth Lease Amendments shall govern the parties' respective rights and obligations. In the event of a conflict between the terms of the Original Lease and the First, Second, Third, Fourth Lease Amendment, and this Fifth Lease Amendment, this Fifth Lease Amendment shall govern.

Executed on

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris		Emory G. Cowan Jr.

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	555 East Pikes Peak Avenue, Suite # 108 Colorado Springs, CO 80903

 EXHIBIT # 1 to Fifth Lease Amendment

Period begin	Period end	Total monthly rent
3/1/07	3/31/07	$	[***]
4/1/07	9/30/07	$	[***]
10/1/07	12/31/07	$	[***]
1/1/08	3/31/08	$	[***]
4/1/08	3/31/09	$	[***]
4/1/09	3/31/10	$	[***]
4/1/10	3/31/11	$	[***]
4/1/11	3/31/12	$	[***]
4/1/12	3/31/13	$	[***]
4/1/13	3/31/14	$	[***]
4/1/14	3/31/15	$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 SIXTH LEASE AMENDMENT

        THIS AGREEMENT dated April 24, 2007 is between Homburg Realty Services (US), Inc. (HOMBURG), as agent for owner, and Colorado School of Professional Psychology (SCHOOL)

RECITALS

  A.
  On July 14, 2003, HOMBURG and SCHOOL entered into an Office Lease at 555 E. Pikes Peak for suite #150.

  B.
  The lease has been amended by five previous lease amendments.

  C.
  The parties desire to amend the lease regarding the Letter of Credit as described in paragraph 8 of Additional Provisions of the original lease document.

  ACCORDINGLY, and in consideration of the mutual covenants contained herein, the parties agree as follows:

The figure of [***] in paragraph 8 of the Additional Provisions of the original lease document is changed to [***] effective May 1, 2007. This change will remain in effect as long as SCHOOL is not in any monetary or non-monetary default of the lease prior to 63 months from the beginning of the lease term. It is agreed that this date is October 31, 2008. If SCHOOL commits an act of default prior to October 31, 2008, the amount wiII be reinstated to the $100,000 amount for the Letter of Credit. SCHOOL agrees that this amount will be reinstated within 15 days from a request of HOMBURG

Executed on	5-10-07

Date

LANDLORD		TENANT
Homburg Realty Services (US.), Inc. agent of owner		Colorado School of Professional Psychology
/s/ Robert W. Harris	5-1-07	/s/ Emory G. Cowan, Jr.	4/30/07

Robert W. Harris, President	Date	Emory G. Cowan, Jr.	Date

	Its:	President/CEO
Address:	Address:
559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903	555 East Pikes Peak Avenue, Suite # 108 Colorado Springs, CO 80903

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 HOMBURG

February 14, 2007

Mr. Jim Ungvarsky
Colorado School of Professional Psychology
555 East Pikes Peak Avenue, Suite 108
Colorado Springs, CO 80903

Re:
559 E. Pikes Peak
Lease of Storage Unit D

Dear Jim,

        This letter, when executed by the authorized person for the School and myself, will serve as a letter addendum to the School's current Lease and it's four amendments.

        Storage Unit # D is added to the lease and the rent is increased an additional $[***] per month retroactive to May 1, 2006. This storage room is occupied on a Month-to-Month basis. Both the School and Homburg have the right to terminate the Month-to-Month agreement with 30 days notice.

        Please have both originals executed below and return both to me for my signature. I will then return one copy for your records.

Sincerely,

Neil Chapman
Property Manager
Homburg Realty Services (US), Inc.

The above terms are accepted:.

For The Colorado School of Professional Psychology:

/s/ Jim Ungvarsky Signature	2/14/07 Date
By:
Its:
For Homburg Realty Services (US), Inc.:

/s/ Neil Chapman Neil Chapman Property Manager	2/14/07 Date

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 HOMBURG

March 7, 2006

Mr. Jim Ungvarsky
Colorado School of Professional Psychology
555 E. Pikes Peak Ave., Suites 108, 110, 120
Colorado Springs, CO 80903

Re: Rent Escalation

Dear Jim,

        In accordance with the Additional Provisions of your lease agreement at 555 E. Pikes Peak, Suites 108, 110 and 120, your rent may escalate based on your proportionate share of the Operating Costs in excess of the expense base. We have completed the reconciliation for 2005 and enclose the following:

1.
Schedule of 2004 and 2005 Operating Costs Reconciliation with Operating Costs Differences

2.
Statement of your account

        The following summarizes your status regarding the Operating Costs for Suite 108, the Administrative Offices and Classrooms:

Your Expense Base	$	[***]
Building Square Footage		39,285
Your Pro Rata Share		26.54%
Months Occupied in 2005		12

        The following shows our 2005 Operating Expenses and your Expense Base for Suite 108:

2005 Operating Expenses	$	[***]
Your Expense Base	$	[***]

Additional Amount Owed	$	[***]
Excess Expense (EE)	$	[***]	x	39,285	=	$	[***]
Your Pro Rate Share of EE	$	[***]	x	26.54%	=	$	[***]
Amount Owed for Suite 108					=	$	[***]

        The following summarizes your status regarding the Operating Costs for Suite 110, the old Harvey House:

Your Expense Base	$	[***]
Building Square Footage		39,285
Your Pro Rate Share		9 94%
Months Occupied in 2005		12

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        The following shows our 2005 Operating Expenses and your Expense Base for Suite 110:

2005 Operating Expenses	$	[***]
Your Expense Base	$	[***]

Additional Amount Owed	$	[***]
Excess Expense (EE)	$	[***]	x	39,285	=	$	[***]
Your Pro Rata Share of EE	$	[***]	x	9.94%	=	$	[***]
Amount Owed for Suite 110					=	$	[***]

        The following summarizes your status regarding the Operating Costs for Suite 120, The Switzer Clinic:

Your Expense Base	$	[***]
Building Square Footage		39,285
Your Pro Rata Share		13.37%
Months Occupied in 2005		12

        The following shows our 2005 Operating Expenses and your Expense Base for Suite 120:

2005 Operating Expenses	$	[***]
Your Expense Base	$	[***]

Additional Amount Owed	$	[***]
Excess Expense (EE)	$	[***]	x	39,285	=	$	[***]
Your Pro Rata Share of EE	$	[***]	x	13.37%	=	$	[***]
Amount Owed for Suite 120					=	$	[***]

TOTAL AMOUNT DUE FOR SUITES 108, 110 and 120 = $[***]

        Upon reviewing the 2004 - 2005 Operating Costs Comparison, there were a number of categories where costs went up. However, there were even more categories that went down, making total costs for the building $[***] less than they were in 2004. This translates into a $[***] per square foot reduction in costs. Thank you very much for helping to keep our costs from going up last year.

        Please give me a call and should you desire to review the records or backup documentation for these expenses, all records are available in our office for inspection during regular business hours.

        Please remit the amount due within 30 days per the enclosed statement to:

Homburg Holding (US), Inc.
559 East Pikes Peak Avenue, Suite 320
Colorado Springs, CO 80903

        Pursuant to the terms of your lease, the Landlord has chosen to collect additional rent, on a monthly basis, to cover the current year's Operating Costs. An explanation of this new procedure was given in the notice sent out by Homburg in December of 2005.

Sincerely,

Neil Chapman
Property Manager
Homburg Realty Services (US), Inc.

Enclosures (2)

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 Homburg

September 5, 2007

Mr. Jim Ungvarsky
Colorado School of Professional Psychology
559 E. Pikes Peak, Suite 301
Colorado Springs, CO 80903

Re: Lease at 555 E. Pikes Peak

Dear Jim,

        We recently discovered that we had mis-calculated the square footage of Suite 104. The Third Lease Amendment states that the square footage is 1663 and it is actually 1242. This letter serves as an Addendum which corrects that error.

        Below is a chart of the corrected payments:

		Current		Revised
02/01/06-03/31/06	[***]	$	[***]	$	[***]
04/01/06-03/31/07	[***]	$	[***]	$	[***]
04/01/07-03/31/08	[***]	$	[***]	$	[***]
04/01/08-03/31/09	[***]	$	[***]	$	[***]
04/01/09-03/31/10	[***]	$	[***]	$	[***]
04/01/10-03/31/11	[***]	$	[***]	$	[***]
04/01/11-03/31/12	[***]	$	[***]	$	[***]
04/01/12-03/31/13	[***]	$	[***]	$	[***]
04/01/13-03/31/14	[***]	$	[***]	$	[***]
04/01/14-03/31/15	[***]	$	[***]	$	[***]

        Since you have paid the miscalculated amount from Feb 1, 2006 through August 30,2007, you are credited as follows.

02/01/06-03/31/06	2 x	$	[***]	=	$	[***]
04/01/06 - 03/31/07	12 x	$	[***]	=		[***]
04/01/07 - 07/31/07	5 x	$	[***]	=		[***]

Total credit					$	[***]

        Also, you requested an estimated figure for Operating Costs for 2007 through December 31. Based on the actual costs for 2006, we believe the annual costs for 2007 will be $[***]

        You have not made any payments in 2007 for the Operating Costs and you have a balance due from 2006 Operating Costs of $[***].

        The total adjustments are as follows:

2006 Operating cost balance due	$	[***]
2007 Operating cost estimate		[***]
2007 operating cost paid to date		[***]
Refund of overcharge on Suite 104		[***]
Total estimate due for 2007 (excluding base rent)	$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        In addition, the square footage of the leased premises in 555 E. Pikes Peak for calculation of additional rent for Operating Costs is changed to 20,949 and the pro rata share percentage is changed from 54.1% to 53.3%.

Sincerely,

Robert W. Harris
President

cc: Neil Chapman

 Office Lease

        1.    Term    THIS LEASE, dated June 23, 2007, is between Homburg Realty Services (US) Inc., agent for owner, a corporation organized under the laws of the State of Colorado hereinafter called the Landlord, and The Colorado School of Professional Psychology, hereinafter called the Tenant. The Landlord does hereby demise and lease unto the Tenant the premises known and described as 559 East Pikes Peak, Suite 300, consisting of approximately 2,050 square feet, in the City of Colorado Springs, State of Colorado, for the term of 8 years and approx. 9 months Term beginning on June 23, 2007, and ending on March 31, 2015 unless the term hereof shall be sooner terminated as hereinafter provided.

        2.    Rent    IN CONSIDERATION of the rent and the performance of the covenants and provisions herein, the Tenant agrees to pay to the Landlord as base rent for the full term aforesaid, the total sum of $[***] payable as follows:

Term	Rate		Monthly Rent		Period Rent
June 23, 2007 - Sept. 30, 2007			$	[***]	$	[***]
Oct. 01, 2007 - March 31, 2008	$	[***]	$	[***]	$	[***]
April 01, 2007 - March 31, 2009	$	[***]	$	[***]	$	[***]
April 01, 2009 - March 31, 2010	$	[***]	$	[***]	$	[***]
April 01, 2010 - March 31, 2011	$	[***]	$	[***]	$	[***]
April 01, 2011 - March 31, 2012	$	[***]	$	[***]	$	[***]
April 01, 2012 - March 31, 2013	$	[***]	$	[***]	$	[***]
April 01, 2013 - March 31, 2014	$	[***]	$	[***]	$	[***]
April 01, 2014 - March 31, 2015	$	[***]	$	[***]	$	[***]

which said sums shall be due and payable in advance on the first day of each and every calendar month during said term at the office of the Landlord at 559 East Pikes Peak Avenue, Suite 320, Colorado Springs, CO 80903 or such other location as the Landlord may designate in writing.

        3.    Security Deposit    The Landlord acknowledges receipt of a security deposit in the amount of $[***].

SERVICES

        4.     The Landlord agrees, during the period of this lease:

        To heat and cool the demised premises during reasonable business hours of customary heating season.

        To provide the use of the passenger elevators (if the building is so equipped) at all times during reasonable business hours.

        To provide janitorial service and office waste removal 5 days per week.

        To cause to be supplied, during ordinary business hours, a reasonable amount of electric current for lighting said premises and public halls and customary office equipment, during the time and in the manner customary in said building. Tenant agrees to use only such electric current as shall be supplied by Landlord for lighting and customary office equipment, and shall pay on demand for use of electric current for any other purpose, or for any waste of electric current. Tenant shall not, without consent of the Landlord, connect any apparatus which might exceed the capacity of the electrical system. Tenant agrees that Landlord shall not be held liable for failure to supply such heating, elevator, or lighting services, or any of them, when, such failure is not due to gross negligence on its part, it being understood that Landlord reserves the right to temporarily discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements, or

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

whenever, by reason of strikes, lockouts, riots, acts of God, or any other happening, Landlord is unable to furnish such services.

        Tenant agrees that if any payment of rent as herein provided shall remain unpaid for more than twenty (20) days after the same shall become due, Landlord may, without notice to Tenant, discontinue furnishing lighting, heating and janitor services, or any of them, until all arrears of rent shall have first been paid and discharged, and that Landlord shall not be liable for damages, and that such action shall in no way operate to release Tenant from the obligations hereunder.

CHARACTER OF OCCUPANCY

        5.     Tenant agrees that the demised premises shall be used and occupied only as a office in a careful, safe and proper manner, and that it will pay on demand for any damage to the premises caused by the misuse of same by it, or its agents or employees;

        That it will not use or permit the demised premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City or County in which the property is located.

        That it will not use or keep any substance or material in or about the demised premises which may violate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other tenants of the building;

        That it will not permit any nuisance in the demised premises.

ALTERATIONS

        6.     The Landlord shall have the right at any time to enter the demised premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

        Tenant shall make no alterations in or additions to the demised premises without first obtaining the written consent of Landlord. Tenant shall permit no liens to be attached to the property as a result of any alterations. All additions or improvements made by the Tenant (except only movable office furniture) shall be deemed a part of the real estate and permanent structure thereon and shall remain upon and be surrendered with said premises as a part thereof at the end of the said term, by lapse of time, or otherwise.

SUBLETTING

        7.     Tenant agrees that it will not sublet the demised premises, or any part thereof, nor assign this lease, or any interest therein, without first obtaining the written consent of the Landlord. If a sublet occurs above the existing rate, one-half (1/2) of the difference shall be paid to the Landlord, at the time it is due to Tenant.

        A.    Assignment/Sublet—(Limitations on Transfers)

        Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that Landlord is reasonable to withhold its consent in any of these instances:

          1.     The proposed assignee or sublessee is a governmental agency;

          2.     In Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

          3.     In Landlord's reasonable judgment, the character, reputation or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Building;

          4.     Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

          5.     The proposed assignment or sublease will create a vacancy elsewhere in the Building;

          6.     The proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Building;

          7.     Tenant is in default of any obligation of Tenant under this Lease, or Tenant had defaulted under this Lease on three (3) or more occasions during the twelve (12) months preceding the date that Tenant requests consent;

          8.     The assignment or sublease is prohibited by Landlord's date that Tenant requests consent;

          9.     The proposed assignee or subtenant is a competitor of one of the tenants of the Building;

        B.    Assignment /Sublet Other—Transactions Requiring Landlord's Consent

        These transactions will also require Landlord's prior written consent which may be withheld in the absolute discretion of the Landlord:

          1.     An assignment by operation of law;

          2.     An imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant 's interest in this Lease;

          3.     An assignment, or right to compel an assignment, to a lender or creditor, or a nominee of a creditor or lender, by the Tenant for purpose of assisting the lender or creditor in securing collateral, asset value or diminishing loss when the assignee does not assume all of the duties and obligations of the Tenant under the Lease;

          4.     An arrangement (including without limitation management agreements, concessions, and licensees) that allows the use and occupancy of all or part of the Premises by anyone other than the Tenant;

          5.     A transfer of voting control of Tenant, if Tenant is a corporation; a transfer of more than 50% of the interest in the capital or beneficial ownership of Tenant, if Tenant is a partnership or limited liability company or trust; and conversion of Tenant from a general partnership to a limited liability partnership.

INSOLVENCY

        8.     Any assignment for the benefit of creditors or by operation of taw shall not be effective to transfer any rights hereunder to the said assignee without the written consent of the Landlord first having been obtained.

        It is further agreed between the parties hereto that if Tenant shall be declared insolvent, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Receiver be appointed for the property of Tenant, whether under the operation of

State or Federal statutes, then and in any such case, Landlord may, at its option, terminate this lease and retake possession of said premises, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of Tenant hereunder.

        In case the Tenant is adjudicated a bankrupt, or proceeds or is proceeded against under any State or Federal laws, for relief of debtors, or in case a receiver is appointed to wind up and liquidate the affairs of the Tenant, the Landlord, at its election, shall have a provable claim in bankruptcy or receivership in an amount equal to at least the sum of the last five monthly payments of the rental provided for herein, which sum is fixed and liquidated by the parties hereto as the minimum amount of the damages sustained by the Landlord as a result of the bankruptcy or receivership of the Tenant, and the amount of said damages may be satisfied, at the election of the Landlord, out of any moneys or securities deposited hereunder as security for the payment by the Tenant of the rent herein provided for.

BREACH

        9.     At Landlord's option, it shall be deemed a breach of this lease if Tenant defaults (a) in the payment of the rent or any other monetary obligation herein; or (b) in the performance of any other term or condition of this lease. Landlord may elect to cure such default and any expenses of curing may be added to i the rent and shall become immediately due and payable.

        In the event that Landlord elects to declare a breach of this lease, Landlord shall have the right to give Tenant three (3) days written notice requiring payment of the rent or compliance with other terms or provisions of the lease, or delivery of the possession of the premises. In the event any default remains uncorrected after three (3) days written notice, the Landlord, at Landlord's option, may declare the term ended, repossess the premises, expel the Tenant and those claiming through or under the Tenant and remove the effects of the Tenant, all without being deemed guilty in trespass or of a forcible entry and detainer and without prejudice to any other remedies to which the Landlord may be entitled. If at any time this lease is terminated under this paragraph, the Tenant agrees to peacefully surrender the premises to the Landlord immediately upon termination, and if the Tenant remains in possession of the premises, the Tenant shall be deemed guilty of unlawful detention of the premises. Landlord shall be entitled to recover from the Tenant all damages by reason of Tenant's default, including but not limited to the cost to recover and repossess the premises, the expenses of reletting, necessary renovation and alteration expenses, attorneys' fees, commissions, and acceleration as now due all the unpaid rent for the balance of the term of the lease.

SECURITY DEPOSIT

        10.   The Landlord acknowledges receipt of the aforementioned deposit to be held by the Landlord for the faithful performance of all of the terms, conditions and covenants of this lease. The Landlord may apply the deposit to cure any default under the terms of this lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent reserved hereunder or the performance of other obligations.

PREMISES VACATED DURING TERM OF LEASE

        11.   If the Tenant shall abandon or vacate said premises before the end of the term of this lease, the Landlord may apply the remedies set forth in paragraph 9 above and/or simultaneously, at its option, enter said premises, remove any signs of the Tenant therefrom, and re-let the same, or any part thereof, as it may see fit, without thereby voiding or terminating this lease, and for the purpose of such re-letting, the Landlord is authorized to make any repairs, changes, alterations or additions in or to said demised premises, as may, in the opinion of the Landlord, be necessary or desirable for the purpose of such re -letting, and if a sufficient sum shall not be realized from such re-letting (after payment of all the costs and expenses and the collection of rent accruing therefrom), each month to equal the base monthly rent plus any additional rent agreed to be paid by the Tenant under the provisions of this lease; then the Tenant agrees to pay either such deficiency each month upon demand or, the Tenant agrees that the Landlord, at its option, may accelerate this monthly amount and declare as due and owing, and the Tenant agrees to pay, the accelerated sum of the estimated monthly deficiency for the balance of the term and release the Tenant from further claim thereof.

REMOVAL OF TENANT'S PROPERTY

        12.   If the Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this lease for any cause whatsoever, the Landlord, at its option, may remove the same in any manner that it shall choose, and store the said effects without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand, any and all expenses incurred in such removal, inching court costs and attorneys fees and storage charges on such effects for any length of time the same shall be in the Landlord's possession; or the Landlord, at its option, may sell or may apply the reasonable value of said effects, or any of the same, at private sale, or may retain, without legal process, for such prices or values as the Landlord may obtain by sale or appraisal, and apply the proceeds or credit of either sale or retention based on appraisal values to any amounts due under this lease from the Tenant to the Landlord and for all expenses for the removal, storage, appraisal and sale of these effects, rendering the surplus, if any, to the Tenant.

LOSS OR DAMAGE TO TENANT'S PROPERTY

        13.   All personal property of any kind or description whatsoever in the demised premises shall be at the Tenant's sole risk, and the Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of cotenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatever, except in the case of willful neglect on the part of the Landlord.

LIEN ON TENANT'S FURNISHINGS

        14.   The Tenant hereby grants to the Landlord a security interest in the personal property situated on the leased premises as additional security for the payment of the rent and the performance of Tenants obligations hereunder. The Tenant shall execute such documents as the Landlord may require to perfect the Landlord's security interest in such personal property. Said personal property shall not be removed therefrom without the consent of the Landlord until all rent due or to become due hereunder shall have first been paid and discharged, or any default hereunder by Tenant shall be cured. It is intended by the parties hereto that this instrument shall have the effect of a security agreement upon such personal property, and the Landlord, upon default of the Tenant of the payment of the rent or the terms hereunder, may exercise any rights of a secured party under the Uniform Commercial Code of the State of Colorado including the right to take possession of such personal property and,                  as required by statute, to sell the same for the best price that can be obtained at public or private sale, and out of the money arising therefrom, pay the amount due the Landlord, and all costs arising from the execution of the provisions hereof, paying the surplus, if any, to the Tenant. If said personal property, or any portion thereof, shall be offered at public auction, the Landlord may become the purchaser thereof.

SURRENDER OF POSSESSION

        15.   The Tenant agrees to deliver up and surrender to the Landlord possession of said premises at the expiration or termination of this lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, excepting only ordinary wear and tear, or damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the demised premises or any part thereof), or by act of God, or by insurrection, riot, invasion or commotion, or of military or usurped power.

FIRE CLAUSE

        16.   If the demised premises or said building, shall be so damaged by fire or other catastrophe as to render said premises wholly untenantable, and if such damage shall be so great that a competent architect selected by the Landlord, shall certify in writing to the Landlord and the Tenant that said premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within ninety (90) days from the happening thereof, then this lease shall cease and terminate from the date of the occurrence of such damage, and the Tenant thereupon shall surrender to the Landlord said premises and all interest therein, and the Landlord may reenter and take possession of said premises and remove the Tenant therefrom. The Tenant shall pay rent, duly apportioned, up to the time of such termination of this lease.

        If, however, the damage shall be such that such an architect so shall certify that said demised premises can be made tenantable within such number of days from the happening of such damage by fire or other catastrophe, then the Landlord shall repair the damage so done with all reasonable speed, and the rent shall be abated only for the period during which the Tenant shall be deprived of the use of said premises by reason of such damage and the repair thereof.

        If said demised premises, without the fault of the Tenant, shall be slightly damaged by fire or other catastrophe but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the injury, shall cause the same to be repaired with reasonable promptness; but in such event, there shall be no abatement of the rent.

        In case the building throughout be so injured or damaged, whether by fire or otherwise (though said demised premises may not be affected) that the Landlord within sixty (60) days after the happening of such injury, shall decide to reconstruct, rebuild, or raze said building, and shall enter into a legal and binding contract therefore, then upon thirty (30) days' notice in writing to that effect given by the Landlord to the Tenant, this lease shall cease and terminate from the date of the occurrence of said damage, and the Tenant shall pay the rent, properly apportioned, up to such date, and both parties hereto shall be free and discharged of all further obligations hereunder.

        In the event of a condemnation or other taking by any governmental agency, all proceeds shall be paid to the Landlord hereunder, the Tenant waiving all right to any such payments.

INSURANCE

        17.   Tenant shall, at Tenant's expense, obtain and keep in full force, fire and liability insurance in an amount not less than $[***], including fire legal liability in amount not less than $[***], and name Landlord and it's agent as an additional insured. This policy will be on Insurance Services Office, Inc. (ISO) form CG 0001 0196 or an equivalent occurrence basis commercial general liability insurance policy form that is reasonably satisfactory to Landlord. Tenant shall obtain and keep in force Workers' Compensation insurance. Tenant agrees to obtain and keep in full force, all risk coverage for Tenant's personal property, and business interruption insurance for loss of Tenant's business income.

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

Tenant shall provide certificates of all insurance policies to Landlord at ail times during the term of this lease.

WAIVER OF SUBROGATION AND HOLD HARMLESS

        18.   Landlord and Tenant each herewith and hereby releases and relieves the other and waives its entire right of                                    against the other for loss or damage arising out of or incident to perils described in standard fire insurance policies and all perils described in the "Extended Coverage" insurance endorsement approved for use in the State of Colorado, which occurs in, on or about the premises, unless due to the negligence of either party, their agents, employees or otherwise. Landlord or its agent shall not be liable for, and Tenant agrees to defend and hold Landlord and its agent harmless from, any claim, action and/or judgment for damages to property or injury to persons suffered or alleged to be suffered in, on or about the premises by any person, firm or corporation, unless caused by Landlord' s negligence.

SUBORDINATION

        19.   (a) Subordination.    The Lease and Tenant's rights under this Lease are subject and subordinate to any first mortgage or first deed of trust, together with any renewals, extensions, modifications, consolidations, and replacements of them (each a "Superior Lien") that now or at any subsequent time affects the Premises or any interest of Landlord in the Premises or Landlord's interest in this Lease and the estate created by this Lease. This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, documents (such as the attached Tenant's Estoppel Certificate) requested by Landlord, any ground landlord or underlying Lessor, any mortgagee, or any holder of a deed of trust or other instrument described in this paragraph (a), to confirm or effect the subordination and the status of this Lease. If Tenant does not execute, acknowledge, and deliver any of those documents within twenty (20) days after written demand, Landlord, its successors and assigns will be entitled to execute, acknowledge, and deliver those documents, including the Tenant's Estoppel Certificate, on behalf of Tenant as Tenant's attorney-in-fact. Tenant constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver those documents and this model Tenant's Estoppel Certificate on behalf of Tenant.

        (b)   Attornment.    If the holder of any mortgage, indenture, deed of trust, or other similar instrument described in paragraph (a) succeeds to Landlord 's interest in the Premises, Tenant will pay to it all Rents and Additional Rent subsequently payable under this Lease. Tenant will, upon request of any one succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, the successor without change in the Lease. The successor will not be bound by (i) any payment of Rent for more than one month in advance, or (ii) any amendment or modification of this Lease made without its written consent, or (iii) any claim against Landlord arising prior to the date that the successor succeeded to Landlord 's interest, or (iv) any claim or offset of Rent against Landlord. Upon request by the successor and without cost to Landlord or the successor, Tenant will execute, acknowledge, and deliver documents confirming the attornment. The document of attornment will also provide that the successor will not disturb Tenant in its use of the Premises in accordance with this Lease. If Tenant fails or refuses to execute, acknowledge, and deliver those documents within twenty (20) days after written demand, the successor will be entitled to execute, acknowledge, and deliver those documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant constitutes and irrevocably appoints the successor as Tenant's attorney-in-fact to execute, acknowledge, and deliver those documents on behalf of tenant.

        (c)   Non-Disturbance Commitment.    As a condition to the effectiveness of the subordination and attornment in this paragraph, Landlord will obtain a reasonably acceptable nondisturbance agreement from the holder of the Superior Lien. The non-disturbance agreement will provide that Tenant will not be disturbed by the holder of the Superior lien so long as Tenant is in compliance with the terms of this Lease.

ACCEPTANCE OF PREMISES BY TENANT

        20.   The taking possession of said premises by the Tenant shall be conclusive evidence as against the Tenant that said premises were in good and satisfactory condition when possession of the same was taken.

WAIVER

        21.   No waiver of any breach of any one or more of the conditions or covenants of this lease by the Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach hereunder.

AMENDMENT OR MODIFICATION

        22.   The Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this lease.

PAYMENTS AFTER TERMINATION

        23.   No payments of money by the Tenant to the Landlord after the termination of this lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Landlord to the Tenant, shall reinstate, continue or extend the term of this lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement, of a suit or after final judgment granting the Landlord possession of said premises, the Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this lease, and the payment of such sums of money whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

HOLDING AFTER TERMINATION

        24.   It is mutually agreed that if after the expiration of this lease the Tenant shall remain in possession of said premises without a written agreement as to such holding, then such holding over shall be deemed to be a holding upon a tenancy from month to month at a monthly rental equivalent to the last monthly payment × [***]% provided herein, payable in advance on the same day of each month as above provided; all other terms and conditions of this lease remaining the same.

ENTRY BY LANDLORD

        25.   The Landlord shall at all times have the right, by its officers or agents, to enter the demised premises to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time place upon the doors and windows of the premises the notice "For Rent," which said notice shall not be removed by the Tenant.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

UTILITY DEREGULATION

        26.   a. Landlord Controls Selection.    Landlord has advised Tenant that presently City of Colorado Springs is the utility company selected by Landlord to provide electricity service for the Premises. Notwithstanding the foregoing, if permitted by Law, Landlord shall have the right at any time and from time to time during the Lease Term to either contract for service from a different company or companies providing electricity services (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

        b.     Tenant Shall Give Landlord Access.    Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the electric lines, feeders, risers, wiring, and any other machinery within the Premises.

        c.     Landlord Not Responsible for Interruption of Service.    Landlord shall in no way be liable of responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity of character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease.

JURISDICTION

        27.   Any action, suit or proceeding relating to, arising out of or in connection with the terms, conditions and covenants of this lease may be brought by lessor against lessee in the appropriate courts of El Paso County, Colorado. Lessee now waives any objection to jurisdiction or venue in any proceeding before that court.

RULES AND REGULATIONS

        28.   It is further agreed that the following rules and regulations shall be and are hereby made a part of this lease, and the Tenant agrees that its employees and agents, or any others submitted by the Tenant to occupy or enter said premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

          (1)   The sidewalks, entries, passages, stairways and elevators shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

          (2)   (a) Furniture, equipment or supplies shall be moved in or out of the building only upon the elevator designated by Landlord (if the building is so equipped) and then only during such hours and in such manner as may be prescribed by the Landlord. (b) No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment, shall be moved into the premises. (c) Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the building only during such hours and in such manner as shall be prescribed by the Landlord, and the Landlord shall have the right to designate the location of such articles in the space hereby demised.

          (3)   Signs, notices, advertisements, or other inscriptions shall not be placed upon any part of the building without prior approval of the Landlord.

          (4)   The light through the transoms and glass partitions opening into the halls and other parts of the building shall not be obstructed in any way by the Tenant.

          (5)   Restrooms and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of the Tenant, its agents or employees, shall be paid for by the Tenant. No person shall waste water by tying back or wedging the faucets, or in any other manner.

          (6)   No animals shall be allowed in the offices, halls, corridors and elevators in the building, except for service animals assisting the handicapped.

          (7)   Bicycles or other vehicles shall not be permitted in the offices, halls, corridors and elevators in the building, nor shall any obstruction of sidewalks or entrances of the building by such be permitted.

          (8)   No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio or musical instrument or by the making of loud or improper noises.

          (9)   The Tenant shall not allow anything to be placed on the outside window ledges of the building, nor shall anything be thrown by the Tenant, its agents or employees, out of the windows or doors, or down the courts, elevator shafts, or skylights of the building.

          (10) No additional lock or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the demised premises and to the restrooms will be furnished by the Landlord. At the termination of this tenancy, the Tenant shall promptly return all such keys to the Landlord.

          (11) No awnings or window coverings shall be attached to the premises without prior written approval by the Landlord. Tenant shall pay for any damage caused by the Tenant to any window coverings supplied by the Landlord.

          (12) The Tenant, before closing and leaving the demised premises at any time, shall see that all windows are closed, in order to avoid possible damage from fire, storm or freezing.

          (13) The Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the demised premises. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the building.

          (14) Any painting or decorating as may be agreed to be done by and at the expense of the Landlord shall be done during regular working hours. Should the Tenant desire such work done on Sundays, holidays or outside of regular working hours, the Tenant shall pay for the extra cost thereof.

          (15) The Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in anyway deface the walls, ceilings, partitions or floors of the demised premises or of the building. Any defacement, damage or injury caused by the Tenant, its agents or employees, shall be paid for by the Tenant.

          (16) The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the premises and for the preservation of good order therein,

Additional Provisions

1.
Robert W. Harris, President and Neil A. Chapman, Property Manager are licensed Colorado Real Estate Brokers of Homburg Realty Services (US), Inc. and Homburg Holdings (US), Inc. (Owner).

2.
Tenant understands and agrees that Landlord will not supply a monthly rent statement, and accepts responsibility for timely rent payment. Additional rent of $10.00 per day beginning on the first day of the month shall be paid if base rent is not received by the fifth day of the month.

3.
If Tenant chooses to use a space heater in the premises, Landlord may charge Tenant and Tenant agrees to pay such charges, for additional electrical usage.

4.
Tenant shall have 2 reserved parking spaces.

5.
Tenant accepts the space "as is" and agrees to pay for any and all tenant improvements after permission has been granted by Landlord.

6.
Any improvements in the suite that Tenant chooses to remove must be returned to landlord. This includes, but is not limited to, cabinetry, plumbing fixtures, floor covering.

7.
Rent Escalation

A.
In the event the operating expenses as defined below (hereafter "Operating Expenses") of Lessor relating to the Building, the Land and other improvements on the Land shall, in any calendar year during the term of this Lease, exceed the sum of base year 2007 per rentable square foot, with the total rentable square footage of the building being 31,515 for the purpose of this calculation, Lessee agrees to pay as additional rent Lessee's prorata share [***] of the excess Operating Expenses. In the case of the calendar year during which the Commencement Date or Completion Date occurs, the foregoing calculation shall be made based upon a prorata share (as the balance of the year after the Commencement Date or Completion Date hears to the entire year) of the Operating Expenses for that calendar year. Lessor may, within nine (9) months following the close of any calendar year for which additional rental is due under this paragraph, invoice Lessee for the excess Operating Expenses. The invoice shall include in reasonable detail all computations of the additional rental, and Lessee agrees to make payment of the additional rental to Lessor within thirty (30) days following receipt of the invoice. In the year in which this Lease terminates, Lessor, in lieu of waiting until the close of the calendar year in order to determine any excess Operating Expenses, has the option to invoice Lessee for Lessee 's prorata share of the Operating Expenses based upon the previous year's excess Operating Expenses; Lessor shall invoice Lessee under this option within thirty (30) days prior to the termination of the Lease or at any time thereafter. Lessor may at any time during the term of this Lease increase the monthly rental to an amount which reflects the Lessee' s prorata share of the Operating Expenses based upon the previous year's excess Operating Expenses after giving Lessee thirty (30) days notice.

B.
Operating Expenses include all expenses incurred with respect to the maintenance and operation of the Building, the Land and other improvements on the Land, including, but not limited to maintenance and repair costs, electricity, fuel, water, sewer, gas and other utility charges; security, window washing, janitorial services, trash removal, landscaping, pest control, wages and fringe benefits payable to employees of Lessor or Lessor's managing agent whose duties are connected with the operation and maintenance of the Building or other improvements on the Land, amounts paid to management firm

C.
to supervise operation of the Building, amounts paid to contractors or subcontractors for work or services performed in connection with the operation of the Building or other improvements on the Land, and all services, supplies, repairs, replacements or other expenses for maintaining and operating the Building and other improvements on the Land, including common areas and parking area. Operating Expenses also include all real property taxes and all insurance premiums which Lessor is required to pay or deems advisable to pay including public liability insurance, with respect to the Building, the Land and other improvements on

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

the land. Operating Expenses include amortization of the cost of improvements or equipment which are capital in nature and which (i) are for the purpose of reducing Operating Costs for the Project, up to the amount saved as a result of the installation thereof, as reasonably estimated by Landlord, or (ii) are required by any governmental authority, or (iii) replace any Building equipment needed to operate the Project at the same quality levels as prior to the replacement. All such costs, including interest thereon, shall be amortized on a straight-line basis over the useful life of the capital investment items, as reasonably determined by landlord. Operating Expenses do not include capital improvements to the Building, except for those items set forth above, nor shall it include repairs, restoration or other work occasioned by fire; windstorm or other casualty, income and franchise taxes of Lessor, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Lessor or depreciation allowance or expense. Tenant shall have thirty (30) days from receipt of invoice to pay any additional rent for excess in operating expenses. Failure to remit funds due within thirty (30) days, as defined, will result in a five percent (5%) per month penalty due Landlord.

NOTICES

        All notices delivered hereunder shall be in writing and shall be deemed duly given upon receipt if either personally delivered, sent by certified mail, return receipt requested, or sent by courier service, addressed to the party to whom notice is to be given as follows:

For Landlord	For Tenant
Homburg Realty Services (US), Inc. President 559 E. Pikes Peak Ave., Suite 320 Colorado Springs, CO 80903	The Colorado School of Professional Psychology President 555 E. Pikes Peak Ave., Suite 108 Colorado Springs, CO 80903

QUIET POSSESSION

        The Landlord shall warrant and defend the Tenant in the enjoyment and peaceful possession of the premises during the term aforesaid. All terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their heirs, personal representatives, successors or assigns. It there are more than one entity or persons which are the Tenants under this lease, all covenants and agreements herein to be observed and performed by the Tenant shall be joint and several.

        Should any provision of this lease violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply.

Executed on

Date

LANDLORD		TENANT

Homburg Realty Services (US), Inc., agent for owner		The Colorado School of Professional Psychology

Robert W. Harris, President	Date	Signature	Date

By: James J. Ungvarsky
Its: Vice President

Address: 559 E. Pikes Peak Avenue, Suite 320 Colorado Springs, CO 80903		Address: 555 E. Pikes Peak Avenue, Suite 108 Colorado Springs, CO 80903

 ASSIGNMENT OF LEASE

        For valuable consideration, the receipt and adequacy of which are expressly acknowledged, Assignor and Assignee agree that:

        1.    Definitions.    In this Assignment, the following terms have the meanings given to them:

    (a)
    Assignor: Colorado School of Professional Psychology

    (b)
    Assignee: University of the Rockies LLC

    (c)
    Leases: Lease dated July 14, 2003, as amended to include Suites 101 and 301 at 559 E. Pikes Peak, and Suites 104, 110 and 120 at 555 East Pikes Peak; also by Letter Agreement for month-to-month Lease on storage Unit D at 559 E. Pikes Peak; and, also, a separate Lease executed in June 2007 for Suite 300 at 559 E. Pikes Peak. All Leases expire on 3/31/2015.

    (d)
    Premises: As described in paragraph (c) above.

    (e)
    Security Deposit: $[***] paid on the Lease for Suite 150, et al., and $[***] due and payable on the Lease for Suite 300

    (f)
    Guarantor: Bridgepoint Education, Inc., a Delaware Corporation

        Capitalized terms not defined in this Assignment have the meanings given to them in the Lease.

        2.    Assignment and Delivery of the Premises.    Assignor assigns to Assignee, effective as of this Date, all of Assignor's right, title, and interest in (a) the Leases, (b) the Security Deposits made pursuant to the Lease, and (c) the Base Rent prepaid under the Lease, if any. Assignor reserves the right, however, to receive any refunds of overpayments from Landlord relating to the period prior to this Date. Assignor will deliver possession of the Premises to Assignee on this Date or on such other date as may be set forth in Purchase and Sale Documents.

        3.    Assumption and Acceptance of the Premises.    Assignee assumes and agrees to perform each and every obligation of Assignor under the Lease, effective as of this Date. Assignee will accept the Premises in their condition as of this Date.

        4.    Warranties.

          4.1   Assignor warrants to Assignee that (a) the Lease is in full force and effect and unmodified; (b) Assignor's interest in the Lease is free and clear of any liens, encumbrances, or adverse interests of third parties; (c) Assignor has full and lawful authority to assign its interest in the Lease; and (d) there is no default under the Lease or any circumstances which by lapse of time or after notice would be a default under the Lease. The warranties contained in this paragraph will be true as of the date of Assignor's execution of this Assignment and will be true as of the Date. The warranties will survive the Date.

          4.2   Landlord hereby represents and warrants to Assignee that Assignor has paid, satisfied or discharged all Base Rent through this Date. Assignor has not paid the CAM charges for 2007 nor has Assignor paid the security deposit for Suite 300 in 559 E. Pikes Peak [***] which is now due and payable. Landlord has no actual knowledge of any current defaults of Assignee. Landlord agrees that nothing in this Assignment modifies any of Assignor's obligations under the Lease being assumed by Assignee hereunder.

        5.    Mutual Indemnification.    Assignor will indemnify Assignee against and hold Assignee harmless from any and all loss, liability, and expense (including reasonable attorneys' fees and court costs) arising out of any breach by Assignor of its warranties contained in this Assignment, and Assignee will indemnify Assignor against and will hold Assignor harmless from any loss, liability, and

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

expense (including reasonable attorneys' fees and court costs) arising out of any breach by Assignee of its agreements contained in this Assignment after the Date.

        6.    Rent.    Commencing on the Date, the Minimum Rent will be the New Minimum Rent and the Percentage Rent will be the New Percentage Rent.

        7.    CAM Reconciliation.    Assignor will be liable to Landlord for all of the outstanding consolidated CAM charge for the Calendar Year. If Assignor fails to pay the outstanding charge in full within thirty (30) calendar days after its receipt of the bill from Landlord, Assignee will pay the charge to Landlord in addition to its Minimum Rent. If Assignor has paid any monies in excess of the total consolidated CAM charge for the Calendar Year, Landlord will refund the excess to Assignor.

        8.    Submission Fee.    Assignor will pay Landlord contemporaneously with its submission of this Assignment, a non-refundable administrative fee in the amount the Fee. Landlord's acceptance of the Fee will not impose a duty upon Landlord to consent to this Assignment. If the Fee is not submitted with this Assignment, the Fee will become due as an additional rental obligation under the Lease, payable upon demand. Assignor will also pay all reasonable legal fees incurred by Landlord with respect to the submission of this Assignment (the "Legal Fees"). If Landlord consents to this Assignment, the Fee and the Legal Fees will be the sole obligation of Assignor.

        9.    Consent and Joinder.    The effectiveness of this Assignment is conditioned upon the endorsement of the Consent by Landlord and the Joinder by Guarantor.

        10.    Amendment of Lease.    Assignor authorizes Assignee to amend the Lease after the Date, at Assignee's sole discretion and without notice to or consent of Assignor, and Assignor agrees that no such amendment will limit or alter Assignor's liability under the Lease, as it may be amended from time to time; however, no such amendment will increase the amount of Rent for which Assignor is obligated under the Lease.

        11.    Joint and Several Liability.    The liability of Assignor and Assignee under the Lease will be joint and several. If the term "Assignee" refers to more than one corporation, partnership, trust, association, individual, or other entity, their liability under this Assignment will be joint and several.

        12.    Entire Agreement.    This Assignment embodies the entire agreement of Assignor and Assignee with respect to the subject matter of this Assignment, and it supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Assignment. There are no agreements or understandings which are not set forth in this Assignment. This Assignment may be modified only by a written instrument duly executed by Assignor and Assignee.

        13.    Binding Effect.    The terms and provisions of this Assignment will inure to the benefit of, and will be binding upon, the successors, assigns, personal representatives, heirs, devisees, and legatees of Assignor and Assignee.

        Assignor and Assignee have executed this Assignment on the respective dates set forth beneath their signatures below.

ASSIGNOR
The Colorado School of Professional Psychology
By:	/s/ Emory G. Cowan, Jr. Emory G. Cowan, Jr. Ph.D., President and Chief Executive Officer
Date: September 12, 2007
ASSIGNEE
University of the Rockies, LLC, a Colorado limited liability company
By:	Bridgepoint Education, Inc., a Delaware Corporation, its Sole Member
	By:	/s/ Andrew S. Clark Andrew S. Clark, Chief Executive Officer
Date: September 12, 2007

 Consent of Landlord

        The undersigned Landlord consents to the foregoing Assignment on the express conditions that (1) Assignor will remain liable for the performance of each and every one of its obligations under the Lease; and (2) this Consent will not be deemed a consent to any subsequent assignment, but rather any subsequent assignment will require the consent of the undersigned pursuant to the Lease.

LANDLORD Homburg Realty Services (US) Inc., as agent for owner
By:	/s/ Robert W. Harris
Name: Robert W. Harris Title: President Date: September 12, 2007

QuickLinks

  Exhibit 10.18
Office Lease
SERVICES
CHARACTER OF OCCUPANCY
ALTERATIONS
SUBLETTING
INSOLVENCY
BREACH
SECURITY DEPOSIT
PREMISES VACATED DURING TERM OF LEASE
REMOVAL OF TENANT'S PROPERTY
LOSS OR DAMAGE TO TENANT'S PROPERTY
LIEN ON TENANT'S FURNISHINGS
SURRENDER OF POSSESSION
FIRE CLAUSE
INSURANCE
WAIVER OF SUBROGATION AND HOLD HARMLESS
ACCEPTANCE OF PREMISES BY TENANT
WAIVER
AMENDMENT OR MODIFICATION
PAYMENT AFTER TERMINATION
HOLDING AFTER TERMINATION
ENTRY BY LANDLORD
UTILITY DEREGULATION
JURISDICTION
RULES AND REGULATIONS
NOTICES
QUIET POSSESSION
FIRST LEASE AMENDMENT
RECITALS
SECOND LEASE AMENDMENT
RECITALS
THIRD LEASE AMENDMENT
RECITALS
EXHIBIT # 1
FOURTH LEASE AMENDMENT
RECITALS
EXHIBIT # 1 to Fourth Lease Amendment
FIFTH LEASE AMENDMENT
RECITALS
EXHIBIT # 1 to Fifth Lease Amendment
SIXTH LEASE AMENDMENT
RECITALS
HOMBURG
HOMBURG
Homburg
Office Lease
SERVICES
CHARACTER OF OCCUPANCY
ALTERATIONS
SUBLETTING
INSOLVENCY
BREACH
SECURITY DEPOSIT
PREMISES VACATED DURING TERM OF LEASE
REMOVAL OF TENANT'S PROPERTY
LOSS OR DAMAGE TO TENANT'S PROPERTY
LIEN ON TENANT'S FURNISHINGS
SURRENDER OF POSSESSION
FIRE CLAUSE
INSURANCE
WAIVER OF SUBROGATION AND HOLD HARMLESS
SUBORDINATION
ACCEPTANCE OF PREMISES BY TENANT
WAIVER
AMENDMENT OR MODIFICATION
PAYMENTS AFTER TERMINATION
HOLDING AFTER TERMINATION
ENTRY BY LANDLORD
UTILITY DEREGULATION
JURISDICTION
RULES AND REGULATIONS
NOTICES
QUIET POSSESSION
ASSIGNMENT OF LEASE
Consent of Landlord